Securities Act Registration No. 333-07595
                                       Investment Company Act Reg. No. 811-07695



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                           Pre-Effective Amendment No.                       | |


                         Post-Effective Amendment No. 18                     |X|
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                                Amendment No. 19                             |X|
                        (Check appropriate box or boxes.)


                        _________________________________

                           HENNESSY MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          The Courtyard Square
            750 Grant Avenue
               Suite 100
               Novato, CA                                             94945
(Address of Principal Executive Offices)                            (Zip Code)

                                 1-800-966-4354
              (Registrant's Telephone Number, including Area Code)

            Neil J. Hennessy                               Copy to:
         Hennessy Advisors, Inc.
          The Courtyard Square                         Richard L. Teigen
            750 Grant Avenue                          Foley & Lardner LLP
               Suite 100                           777 East Wisconsin Avenue
            Novato, CA 94945                    Milwaukee, Wisconsin 53202-5306
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


[_]  immediately upon filing pursuant to paragraph (b)
|X|  on March 4, 2005 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a) (1)
[_]  on (date) pursuant to paragraph (a) (1)
[_]  75 days after filing pursuant to paragraph (a) (2)
[_]  on (date) pursuant to paragraph (a) (2) of Rule 485.



If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 HENNESSY FUNDS

                         PROSPECTUS & OVERVIEW OF FUNDS


                                 March 4, 2005


Hennessy Cornerstone Growth Fund

Hennessy Focus 30 Fund

Hennessy Cornerstone Value Fund

Hennessy Total Return Fund

Hennessy Balanced Fund

[Hennessy Funds Logo]
Formulas for Smart Investing

The Hennessy Funds Prospectus

Each of the Hennessy Funds utilizes a time-tested stock selection strategy, incorporating sound, proven criteria, such as price-to-sales ratio, dividend yield and stock price appreciation. We manage our Funds with the discipline and consistency of an index fund, never straying from our proven formulas. The result is that emotions, hunches and fads play no part in our investment decisions. In short, we do not try to outsmart or time the market because we believe it doesn't work.

Our goal is to provide products that investors can have confidence in, knowing their money is invested as promised and managed in their best interest. The Hennessy Funds' strategies and performance are fully disclosed. We feel it is critical for our clients to understand the strategies, risks and costs of investing, as well as the rewards. With Hennessy, there are never surprises with our investment strategies.

CONTENTS

Summary Information                                                          1


Detailed Descriptions of Fund Investment Objectives, Principal Investment Strategies and Risks, Performance Information and Expenses:


   Hennessy Cornerstone Growth Fund                                          2

   Hennessy Focus 30 Fund                                                    6

   Hennessy Cornerstone Value Fund                                          10

   Hennessy Total Return Fund                                               14

   Hennessy Balanced Fund                                                   18

Additional Investment Information                                           22

Historical Performance                                                      22

Management of the Funds                                                     26

Shareholder Information                                                     28

   Pricing of Fund Shares                                                   28

   Account Minimum Investments                                              28

   Market Timing Policy                                                     28

   How to Purchase Shares                                                   29

   Automatic Investment Plan                                                30

   Retirement Plans                                                         30

   How to Sell Shares                                                       30

   How to Exchange Shares                                                   32

   Systematic Cash Withdrawal Program                                       33

   Dividends, Distributions and Taxes                                       33

   Householding                                                             33

Financial Highlights                                                        34

An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

SUMMARY INFORMATION

This prospectus contains important information about the Hennessy Funds that you should know before you invest. The Hennessy Funds provide investment choices to satisfy a range of objectives and risk tolerance levels. The Hennessy Funds are no-load.

Hennessy Cornerstone Growth Fund

Our most aggressive fund, the Hennessy Cornerstone Growth Fund seeks long-term growth of capital. This Fund invests in 50 growth-oriented stocks selected by the Cornerstone Growth Strategy.(R) The Strategy has historically selected small-cap companies.

Hennessy Focus 30 Fund

The Hennessy Focus 30 Fund seeks long-term growth of capital. This Fund invests in growth-oriented stocks selected by the Focus 30 Formula.(R) The Formula selects 30 mid-cap companies, with market capitalization between $1 and $10 billion.

Hennessy Cornerstone Value Fund

The Hennessy Cornerstone Value Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in 50 large, dividend-paying companies selected by the Cornerstone Value Strategy.(R)

Hennessy Total Return Fund

The Hennessy Total Return Fund seeks total return, consisting of capital appreciation and current income. This Fund invest in the ten highest dividend-yielding Dow Jones Industrial Average1<F1> stocks (known as the "Dogs of the Dow"), and in U.S. Treasury securities with a maturity of less than one year. Approximately 75% of the Fund's investment return is based on the returns of the Dogs of the Dow stocks and approximately 25% of the Fund's investment return is based on the returns of U.S. Treasury securities.

Hennessy Balanced Fund

Our most conservative fund, the Hennessy Balanced Fund seeks a combination of capital appreciation and current income. This Fund invests 50% of its assets in the ten highest dividend-yielding Dow Jones Industrial Average1<F1> stocks (known as the "Dogs of the Dow"), but limits exposure to market risk and volatility by investing 50% of its assets in U.S. Treasury securities with a maturity of less than one year.

The following Fund summaries detail each Fund's investment objective, principal investment strategy and risks, performance information and expenses.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1<F1> The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

SMALL-CAP
BLEND

HENNESSY CORNERSTONE GROWTH FUND

OBJECTIVE: Long-term growth of capital

Investment Strategy

The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R) (the "Strategy"). The Strategy has historically selected small-cap companies. From a universe of stocks with market capitalization exceeding $134 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

   1)  PRICE-TO-SALES RATIO BELOW 1.5

       This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

   2)  ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR

       While sales may be the best indicator of a company's value, the Strategy considers improvement in long-term earnings beneficial as an indicator of a company's financial strength.

   3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

       Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization exceeding $134 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.1<F2>

When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Annually the universe of stocks is re-screened using the Strategy. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy.

FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."


PRICE-TO-SALES RATIO: A tool for calculating a stock's valuation relative to other companies. It is calculated by dividing a stock's current price by the company's most recent 12 months of sales.

THE MARRIAGE OF VALUE PLUS MOMENTUM INVESTING:
Price-to-Sales = Value
Increase in Earningsand Stock Price = Momentum


AMERICAN DEPOSITORY RECEIPTS:
ADRs represent an ownership interest in a foreign security and are traded on U.S. exchanges. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security.

1<F2> Although S&P Compustat obtains information for inclusion in, or for use in, the Compustat(R) Database from sources that S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the Compustat(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

Performance

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

     1997                               31.33%
     1998                                3.67%
     1999                               37.72%
     2000                                5.30%
     2001                               12.15%
     2002                               -4.71%
     2003                               45.82%
     2004                               16.65%


For the period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.

TOTAL RETURN:
The return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Cornerstone Growth Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)

                                                                            ONE YEAR       FIVE YEARS     SINCE INCEPTION (11/1/96)
                                                                            --------       ----------     -------------------------
HENNESSY CORNERSTONE GROWTH FUND
   Return before taxes                                                       16.65%          13.86%                17.04%
   Return after taxes on distributions1                                      13.44%          10.94%                14.42%
   Return after taxes on distributions and sale of Fund shares1<F3>          14.69%          10.47%                13.63%
S&P 5002<F4>, 4<F6>                                                          10.88%          (2.30%)                8.54%
RUSSELL 2000 INDEX3<F5>, 4<F6>                                               18.33%           6.61%                 9.72%


1<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F4> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stocks.
3<F5> The Russell 2000 Index is a recognized small cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
4<F6>  Reflects no deduction for fees, expenses or taxes.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee - three months1
  (as a percentage of amount redeemed)                                    1.50%
Exchange fee - three months1<F7>
  (as a percentage of amount exchanged)                                   1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                                           0.74%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                            0.51%
                                                                          -----
    Shareholder Servicing Fees                                   0.10%
    All remaining Other Expenses                                 0.41%
Total Gross Expenses                                                      1.25%
Less Expense Waiver/Reimbursement2<F8>                                    0.00%
                                                                          -----
Total Annual Fund Operating Expenses                                      1.25%
                                                                          -----
                                                                          -----

1<F7> If you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.
2<F8> The Manager has agreed to waive its investment advisory fee to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.50% of the average daily net assets of the Fund through June 2005.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY CORNERSTONE GROWTH FUND

           One Year     Three Years     Five Years     Ten Years
           --------     -----------     ----------     ---------
             $127           $397           $686          $1,511

MID-CAP
BLEND

HENNESSY FOCUS 30 FUND

OBJECTIVE: Long-term growth of capital

Investment Strategy

The Fund invests in mid-cap growth-oriented stocks by utilizing a highly disciplined, quantitative formula known as the Focus 30 Formula(R) (the "Formula"). The Formula selects companies with between $1 billion and $10 billion in market value, and excludes American Depository Receipts, or "ADRs," and any stock whose price is less than $5 per share. The Focus 30 Formula selects the 30 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

   1)  PRICE-TO-SALES RATIO BELOW 1.5

       This value criteria helps to uncover relative bargains. The Formula uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

   2)  ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR

       While sales may be the best indicator of a company's value, the Formula considers improvement in long-term earnings beneficial as an indicator of a company's financial strength.

   3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS.

       Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization between $1 and 10 billion. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.


When the Fund began operations, it purchased 30 stocks as dictated by the Focus 30 Formula, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 3.33% of the portfolio's assets invested in each of 30 stocks. Since then, the Fund has rebalanced its portfolio annually. Annually the universe of stocks is re-screened using the Formula. Stocks meeting the Formula's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

Through this Formula, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Formula. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Formula as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Formula.


PRICE-TO-SALES RATIO: A tool for calculating a stock's valuation relative to other companies. It is calculated by dividing a stock's current price by the company's most recent 12 months of sales.

THE MARRIAGE OF VALUE PLUS MOMENTUM INVESTING:
Price-to-Sales = Value
Increase in Earningsand Stock Price = Momentum


Performance

The following performance information provides some indication of the risks of investing in the Hennessy Focus 30 Fund by showing its performance and how the Fund's average annual return compares with that of benchmark indices. The Fund's inception date is September 17, 2003 and has just one year of performance data available. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

          2004                    14.10%

For the period shown in the bar chart, the Fund's highest quarterly return was 11.50% for the quarter ended December 31, 2004 and the lowest quarterly return was -3.41% for the quarter ended September 30, 2004.


TOTAL RETURN:

The return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Focus 30 Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)

                                                                    ONE YEAR      SINCE INCEPTION (9/17/03)
                                                                    --------      -------------------------
HENNESSY FOCUS 30 FUND
   Return before taxes                                               14.10%                 16.08%
   Return after taxes on distributions1                              14.10%                 16.08%
   Return after taxes on distributions
     and sale of Fund shares1<F9>                                     9.17%                 13.71%
S&P 5002<F10>, 3<F11>                                                10.88%                 15.81%
S&P 400 MID-CAP2<F10>, 3<F11>                                        16.48%                 21.29%


1<F9> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F10> The S&P 500 and the S&P 400 Mid-cap Index are widely recognized unmanaged indices of common stocks.
3<F11>  Reflects no deduction for fees, expenses or taxes.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Focus 30 Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Formula, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee - three months1<F12>
  (as a percentage of amount redeemed)                                    1.50%
Exchange fee - three months1<F12>
  (as a percentage of amount exchanged)                                   1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                                           1.00%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                            0.45%
                                                                          -----
Total Gross Expenses                                                      1.45%
Less Expense Waiver/Reimbursement2<F13>                                   0.00%
                                                                          -----
Total Annual Fund Operating Expenses                                      1.45%
                                                                          -----
                                                                          -----

1<F12> If you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.
2<F13> The Manager has agreed to waive its investment advisory fee to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.45% of the average daily net assets of the Focus 30 Fund until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc. The Manager may recover waived advisory fees in subsequent years.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY FOCUS 30 FUND

      One Year     Three Years     Five Years     Ten Years
      --------     -----------     ----------     ---------
        $148           $459           $792          $1,735

LARGE-CAP
VALUE

HENNESSY CORNERSTONE VALUE FUND

OBJECTIVE: Total return, consisting of capital appreciation and current income

Investment Strategy

The Fund invests in large, dividend-paying companies by utilizing a highly disciplined, quantitative formula known as the Cornerstone Value Strategy(R) (the "Strategy"). The Strategy involves the identification of a universe of large, widely-held companies with strong sales and cash flow known as the Market Leaders UniverseTM ("Market Leaders"). From the universe of Market Leaders, the Cornerstone Value Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST DIVIDEND YIELD as of the date of purchase. Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation. Market Leaders are selected from domestic and foreign stocks in the Compustat(R) Database, excluding power utility companies, which meet the following criteria:

   1)  MARKET CAPITALIZATION THAT EXCEEDS THE AVERAGE OF THE DATABASE

   2)  NUMBER OF SHARES OUTSTANDING THAT EXCEEDS THE AVERAGE OF THE DATABASE

   3)  12-MONTH SALES THAT ARE 50% GREATER THAN THE AVERAGE OF THE DATABASE

   4)  CASH FLOW THAT EXCEEDS THE AVERAGE OF THE DATABASE


The stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database, excluding power utility companies. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.


When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Value Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Annually the universe of stocks is re-screened using the Strategy. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy.

FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

DIVIDEND YIELD

is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

AMERICAN DEPOSITORY RECEIPTS:
ADRs represent an ownership interest in a foreign security and are traded on U.S. exchanges. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security.

Performance

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Value Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

     1997                               15.29%
     1998                                6.59%
     1999                                6.01%
     2000                                8.77%
     2001                                6.60%
     2002                              -16.03%
     2003                               28.39%
     2004                               11.67%

For the period shown in the bar chart, the Fund's highest quarterly return was 17.63% for the quarter ended June 30, 2003 and the lowest quarterly return was - 19.37% for the quarter ended September 30, 2002.


TOTAL RETURN:
The return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Cornerstone Value Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)

                                                                               ONE YEAR     FIVE YEARS    SINCE INCEPTION (11/1/96)
                                                                               --------     ----------    -------------------------
HENNESSY CORNERSTONE VALUE FUND
Return before taxes                                                             11.67%         6.90%                7.63%
Return after taxes on distributions1<F14>                                       10.96%         6.24%                6.04%
Return after taxes on distributions and sale of Fund shares1<F14>                7.58%         5.56%                5.59%
S&P 5002<F15>, 4<F17>                                                           10.88%        (2.30%)               8.54%
RUSSELL 1000 INDEX3<F16>, 4<F17>                                                11.40%        (1.76%)               8.69%


1<F14> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F15> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
3<F16> The Russell 1000 Index is comprised of large cap U.S. stocks and is commonly used as a benchmark for U.S. large-cap funds. The funds in this index have a similar investment objective as the Cornerstone Value Fund.
4<F17>  Reflects no deduction for fees, expenses or taxes.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Value Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee - three months1<F18>
  (as a percentage of amount redeemed)                                    1.50%
Exchange fee - three months1<F18>
  (as a percentage of amount exchanged)                                   1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                                           0.74%
Distribution and Service (12b-1) Fees                                      None
Other Expenses                                                            0.44%
                                                                          -----
    Shareholder Servicing Fee                                    0.10%
    All remaining Other Expenses                                 0.34%
Total Gross Expenses                                                      1.18%
Less Expense Waiver/Reimbursement2<F19>                                   0.00%
                                                                          -----
Total Annual Fund Operating Expenses                                      1.18%
                                                                          -----
                                                                          -----

1<F18> If you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.
2<F19> The Manager has agreed to waive its investment advisory fee to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the average daily net assets of the Fund through June 2005.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY CORNERSTONE VALUE FUND

      One Year     Three Years     Five Years     Ten Years
      --------     -----------     ----------     ---------
        $120           $375           $649          $1,432

MODERATE
ALLOCATION

HENNESSY TOTAL RETURN FUND

OBJECTIVE: Total return, consisting of capital appreciation and current income

Investment Strategy


The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average1<F20> ("DJIA"). Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation.


The Fund invests 50% of its assets in the ten "Dogs of the Dow" stocks, in approximately equal dollar amounts, and 50% of its assets in U.S. Treasury securities with a maturity of less than one year. Then, the Fund utilizes a borrowing strategy which allows the Fund's performance to approximate what it would be if the Fund had an asset allocation of 75% Dogs of the Dow stocks and 25% U.S. Treasury securities. The Investment Company Act of 1940 permits mutual funds to borrow up to one-half of their net assets. The Fund typically will borrow money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run exceeds that of the DJIA but with lower associated risk.

Historically, mutual funds have not used the "Dogs of the Dow" investment strategy because they would not satisfy the tax diversification requirements applicable to "regulated investment companies" under the Internal Revenue Code. By investing approximately 50% of total assets in U.S. Treasury securities, the Fund is able to satisfy these tax diversification requirements.

On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury.

The Fund holds its stock investments for one year, including stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally, it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the portfolio adheres to the Fund's asset allocation strategy.

In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to maintain its asset allocation strategy. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

DIVIDEND YIELD
is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

NEIL HENNESSY
was the first portfolio manager to utilize the "Dogs of the Dow" in a mutual fund format.2<F21>


1<F20> The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or the Manager. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

2<F21> "Market Matching Returns with Half the Risk" from Mutual Funds magazine, May 1996.

Performance

The following performance information provides some indication of the risks of investing in the Hennessy Total Return Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS


     1999                                1.80%
     2000                                6.86%
     2001                               -0.25%
     2002                               -8.69%
     2003                               22.57%
     2004                                2.34%

For the period shown on the bar chart, the Fund's highest total return for a quarter was 14.06% (quarter ended June 30, 2003) and the lowest total return for a quarter was -17.60% (quarter ended September 30, 2002).


TOTAL RETURN:
The return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Total Return Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)

                                                                            ONE YEAR      FIVE YEARS     SINCE INCEPTION (7/29/98)
                                                                            --------      ---------      -------------------------
HENNESSY TOTAL RETURN FUND
Return before taxes                                                           2.34%          4.07%                  3.47%
Return after taxes on distributions1<F22>                                     1.88%          3.50%                  2.77%
Return after taxes on distributions and sale of Fund shares1<F22>             1.51%          3.14%                  2.54%
S&P 5002<F23>, 4<F25>                                                        10.88%         (2.30%)                 2.68%
DOW JONES INDUSTRIAL AVERAGE3<F24>, 4<F25>                                    5.31%          0.65%                  4.96%
90-DAY U.S. TREASURY SECURITY4<F25>, 5<F26>                                   1.24%          2.79%                  3.23%


1<F22> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F23> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
3<F24> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
4<F25>    Reflects no deductions for fees, expenses or taxes.
5<F26> The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.

Principal Risks

Although a portion of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Total Return Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the Fund's performance.

BORROWING RISK: The Fund borrows against its investments. Purchasing Treasury/Government securities with borrowed money is an investment technique that increases investment risk because if the securities purchased with borrowed money decline in value, the Fund's losses would be greater than if it had not. Also, the Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                           None
Maximum deferred sales charge (load)                                       None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                                None
Redemption fee - three months1<F27>
  (as a percentage of amount redeemed)                                    1.50%
Exchange fee - three months1<F27>
  (as a percentage of amount exchanged)                                   1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                                           0.60%
Distribution and Service (12b-1) Fees                                     0.25%
Other Expenses                                                            0.93%
                                                                          -----
    Interest Expense                                             0.58%
    All remaining Other Expenses                                 0.35%
Total Gross Expenses                                                      1.78%
Less Expense Waiver/Reimbursement2<F28>                                   0.00%
                                                                          -----
Total Annual Fund Operating Expenses                                      1.78%
                                                                          -----
                                                                          -----

1<F27> If you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.
2<F28> The Manager has agreed to waive its investment advisory fee to the extent necessary to ensure that Total Annual Fund Operating Expenses less Interest Expense do not exceed 1.35% of the average daily net assets of the Fund through June 2005.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY TOTAL RETURN FUND

      One Year     Three Years     Five Years     Ten Years
      --------     -----------     ----------     ---------
        $181           $560           $964          $2,095

CONSERVATIVE
ALLOCATION

HENNESSY BALANCED FUND

OBJECTIVE: A combination of capital appreciation and current income

Investment Strategy

The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation.

The Fund invests 50% of its assets in the ten "Dogs of the Dow" stocks, in approximately equal dollar amounts, and 50% of its assets in U.S. Treasury securities with a maturity of less than one year. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run is similar to that of the DJIA but with half the risk and volatility.

On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. Because approximately 50% of the Fund's portfolio will always consist of short-term U.S. Treasury securities, it may not perform as well in the long term as a portfolio of stocks, but will have lower volatility.

The Fund holds its stock investments for one year. This includes stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the Fund's portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding stocks in the DJIA in approximately equal dollar amounts.

In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to obtain approximately 50% of the necessary proceeds from the sale of U.S. Treasury securities and 50% from the sale of stocks in proportion to their respective percentages of its total portfolio of stocks. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

DIVIDEND YIELD
is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

NEIL HENNESSY
was the first portfolio manager to utilize the "Dogs of the Dow" in a mutual fund format.

Performance

The following performance information provides some indication of the risks of investing in the Hennessy Balanced Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.


CALENDAR YEAR TOTAL RETURNS

     1997                               13.01%
     1998                                7.43%
     1999                                1.55%
     2000                                4.96%
     2001                                0.55%
     2002                               -4.55%
     2003                               12.38%
     2004                                0.20%

For the period shown on the bar chart, the Fund's highest total return for a quarter was 8.59% (quarter ended June 30, 2003) and the lowest total return for a quarter was -10.75% (quarter ended September 30, 2002).


TOTAL RETURN:
The return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Balanced Fund is NO-LOAD, meaning there are no upfront or deferred sales charges


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)

                                                                           ONE YEAR      FIVE YEARS     SINCE INCEPTION (3/8/96)
                                                                           --------      ----------     ------------------------
HENNESSY BALANCED FUND
    Return before taxes                                                      0.20%          2.55%                  5.03%
    Return after taxes on distributions1<F29>                               (0.09%)         1.76%                  3.82%
    Return after taxes on distributions and sale of Fund shares1<F29>        0.13%          1.79%                  3.69%
S&P 5002<F30>, 4<F32>                                                       10.88%         (2.30%)                 9.35%
DOW JONES INDUSTRIAL AVERAGE3<F31>, 4<F32>                                   5.31%          0.65%                 10.04%
90-DAY U.S. TREASURY SECURITY4<F32>, 5<F33>                                  1.24%          2.79%                  3.77%


1<F29> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
2<F30> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
3<F31> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
4<F32>  Reflects no deductions for fees, expenses or taxes.
5<F33> The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.

Principal Risks

Although approximately 50% of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Balanced Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.


FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.


NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the fund's performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                          None
Maximum deferred sales charge (load)
                                                                          None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                               None
Redemption fee - three months1<F34>
  (as a percentage of amount redeemed)                                   1.50%
Exchange fee - three months1<F34>
  (as a percentage of amount exchanged)                                  1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                          0.60%
Distribution and Service (12b-1) Fees                                    0.25%
Other Expenses                                                           0.56%
                                                                         -----
Total Gross Expenses                                                     1.41%
Less Expense Waiver/Reimbursement2<F35>                                  0.00%
                                                                         -----
Total Annual Fund Operating Expenses                                     1.41%
                                                                         -----
                                                                         -----

1<F34> If you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.
2<F35> The Manager has agreed to waive its investment advisory fee to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.50% of the average daily net assets of the Fund through June 2005.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY BALANCED FUND

      One Year     Three Years     Five Years     Ten Years
      --------     -----------     ----------     ---------
        $144           $446           $771          $1,691

ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. None of the Funds take temporary defensive positions. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

HISTORICAL PERFORMANCE
of The Hennessy Funds' Strategies & Formulas

The following charts compare the total return of each of the Hennessy Funds' Strategies and Formulas with the returns of their respective benchmark index for each of the last fifteen years. The Cornerstone Growth Strategy, Cornerstone Value Strategy and the Focus 30 Formula are each compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), and the Hennessy Total Return Strategy and Hennessy Balanced Strategy are each compared to the Dow Jones Industrial Average. For the Hennessy Funds, the performance is that of a hypothetical portfolio managed in accordance with the dictates of the Cornerstone Growth Strategy, Cornerstone Value Strategy, Focus 30 Formula, Hennessy Total Return Strategy and Hennessy Balanced Strategy for the historical periods indicated and the actual performance of the Funds since their inception.


The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by the Manager or from statistical services, reports or other sources which the Manager believes are reliable.


Actual performance of each Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancing due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Fund, Hennessy Advisors, Inc. may make limited modifications to the Strategy or Formula as necessary to comply with federal tax laws; the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolios would have been lower if the fees, commission costs and expenses had been deducted. The actual performance shown (since inception) is net of fees and expenses.

For the hypothetical portfolios, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstance that would cause deviation from the Strategies and Formulas in managing the Funds. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

HENNESSY CORNERSTONE GROWTH FUND


HISTORICAL PERFORMANCE

                     Cornerstone Growth              S&P 500 Index
                     ------------------               ------------
1990                       -7.53%                        -3.17%
1991                       52.27%                        30.55%
1992                       31.29%                         7.67%
1993                       19.73%                         9.99%
1994                       -7.13%                         1.31%
1995                       22.36%                        37.43%
1996                       27.02%                        23.07%
1997*<F36>                 31.33%                        33.36%
1998*<F36>                  3.67%                        28.58%
1999*<F36>                 37.72%                        21.04%
2000*<F36>                  5.30%                        -9.10%
2001*<F36>                 12.15%                       -11.89%
2002*<F36>                 -4.71%                       -22.10%
2003*<F36>                 45.82%                        28.68%
2004*<F36>                 16.65%                        10.88%
Total                     285.94%                       186.30%

STANDARD DEVIATION

Cornerstone Growth Fund           18.22%
S&P 500 Index                     17.79%

AVERAGE ANNUAL TOTAL RETURN

                       Fund         S&P 500
                       ----         -------
1 year                16.65%         10.88%
3 year                17.47%          3.59%
5 year                13.86%         -2.30%
10 year               18.75%         12.07%
15 year               17.66%         10.93%

*<F36>  Actual returns of Fund, net of fees and expenses

Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

HENNESSY FOCUS 30 FUND

HISTORICAL PERFORMANCE

                       Focus 30 Fund                 S&P 500 Index
1990                       -2.44%                        -3.17%
1991                       40.85%                        30.55%
1992                       16.29%                         7.67%
1993                       12.17%                         9.99%
1994                       -4.03%                         1.31%
1995                       23.94%                        37.43%
1996                       20.10%                        23.07%
1997                       55.32%                        33.36%
1998                       22.72%                        28.58%
1999                        4.44%                        21.04%
2000                       18.20%                        -9.10%
2001                        6.01%                       -11.89%
2002                        7.89%                       -22.10%
2003                       37.83%                        28.68%
2004*<F37>                 14.10%                        10.88%
Total                     273.42%                       186.30%

STANDARD DEVIATION

Focus 30 Fund                     15.82%
S&P 500 Index                     17.79%

AVERAGE ANNUAL RETURN

                       Fund         S&P 500
                       ----         -------
1 year                14.10%         10.88%
3 year                19.27%          3.59%
5 year                16.28%         -2.30%
10 year               20.21%         12.07%
15 year               17.22%         10.93%

Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

*<F37>  Actual returns of Fund, net of fees and expenses

HENNESSY CORNERSTONE VALUE FUND

HISTORICAL PERFORMANCE

                     Cornerstone Value               S&P 500 Index
                     -----------------               -------------
1990                      -11.53%                        -3.17%
1991                       38.15%                        30.55%
1992                       13.21%                         7.67%
1993                       21.70%                         9.99%
1994                        3.96%                         1.31%
1995                       34.24%                        37.43%
1996                       19.01%                        23.07%
1997*<F38>                 15.29%                        33.36%
1998*<F38>                  6.59%                        28.58%
1999*<F38>                  6.01%                        21.04%
2000*<F38>                  8.77%                        -9.10%
2001*<F38>                  6.60%                       -11.89%
2002*<F38>                -16.03%                       -22.10%
2003*<F38>                 28.39%                        28.68%
2004*<F38>                 11.67%                        10.88%
Total                     186.03%                       186.30%

STANDARD DEVIATION

Cornerstone Value Fund            14.40%
S&P 500 Index                     17.79%

AVERAGE ANNUAL RETURN

                  Fund         S&P 500
                  ----         -------
1 year           11.67%         10.88%
3 year            6.38%          3.59%
5 year            6.90%         -2.30%
10 year          11.25%         12.07%
15 year          11.45%         10.93%

Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

*<F38>  Actual returns of Fund, net of fees and expenses

HENNESSY TOTAL RETURN FUND

HISTORICAL PERFORMANCE

                     Total Return Fund                 DJIA Index
                     -----------------                 ----------
1990                       -3.95%                        -0.57%
1991                       30.71%                        23.93%
1992                        6.66%                         7.34%
1993                       21.11%                        16.72%
1994                        4.02%                         4.95%
1995                       28.78%                        36.48%
1996                       22.06%                        28.57%
1997                       17.57%                        24.90%
1998                        9.20%                        18.13%
1999*<F39>                  1.80%                        27.21%
2000*<F39>                  6.86%                        -4.85%
2001*<F39>                 -0.25%                        -4.35%
2002*<F39>                 -8.69%                       -15.98%
2003*<F39>                 22.57%                        28.28%
2004*<F39>                  2.34%                         5.31%
Total                     160.79%                       196.07%

STANDARD DEVIATION

Total Return Fund                 11.80%
DJIA Index                        14.90%

AVERAGE ANNUAL RETURN

                  Fund           DJIA
                  ----           ----
1 year            2.34%          5.31%
3 year            4.63%          4.31%
5 year            4.07%          0.65%
10 year           9.63%         13.03%
15 year          10.09%         12.05%

Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

*<F39>  Actual returns of Fund, net of fees and expenses

HENNESSY BALANCED FUND

HISTORICAL PERFORMANCE

                       Balanced Fund                   DJIA Index
                       -------------                   ----------
1990                        0.10%                        -0.57%
1991                       23.05%                        23.93%
1992                        5.71%                         7.34%
1993                       15.44%                        16.72%
1994                        3.85%                         4.95%
1995                       20.45%                        36.48%
1996                       16.54%                        28.57%
1997*<F40>                 13.01%                        24.90%
1998*<F40>                  7.43%                        18.13%
1999*<F40>                  1.55%                        27.21%
2000*<F40>                  4.96%                        -4.85%
2001*<F40>                  0.55%                        -4.35%
2002*<F40>                 -4.55%                       -15.98%
2003*<F40>                 12.38%                        28.28%
2004*<F40>                  0.20%                         5.31%
Total                     120.66%                       196.07%

STANDARD DEVIATION

Balanced Fund                      8.02%
DJIA Index                        14.90%

AVERAGE ANNUAL RETURN

                  Fund           DJIA
                  ----           ----
1 year           0.20%           5.31%
3 year           2.43%           4.31%
5 year           2.55%           0.65%
10 year          6.98%          13.03%
15 year          7.75%          12.05%

Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.

*<F40>  Actual returns of Fund, net of fees and expenses


MANAGEMENT OF THE FUNDS

Investment Advisor

Hennessy Advisors, Inc. is the investment manager of each of the Hennessy Funds. The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.


The Manager has been providing investment advisory services since 1989. The Manager furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds.


Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy is committed to the Strategy Indexing(R) and formula-based investing programs utilized by the Funds. Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.

Management Fee

For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the fiscal year ended October 31, 2004, the Funds paid advisory fees as follows:

        FUND                                                    ADVISORY FEE
        ----                                                    ------------
Hennessy Cornerstone Growth Fund                                   0.74%
Hennessy Focus 30 Fund                                             1.00%
Hennessy Cornerstone Value Fund                                    0.74%
Hennessy Total Return Fund                                         0.60%
Hennessy Balanced Fund                                             0.60%

Expense Limitation

Each Fund is responsible for its own operating expenses. The Manager has contractually agreed to waive a portion of its investment advisory fees to the extent necessary to ensure the following:

HENNESSY CORNERSTONE GROWTH FUND - Total Annual Fund Operating Expenses do not exceed 1.50% through June 2005.


HENNESSY FOCUS 30 FUND - Total Annual Fund Operating Expenses do not exceed 1.45%. Any reduction in advisory fees or payment of expenses made by the Manager is subject to reimbursement by the Focus 30 Fund if requested by the Manager in subsequent fiscal years. This reimbursement may be requested by the Manager in subsequent fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Reimbursements made in the Fund's first and second years of operation are eligible for reimbursement through the end of the Fund's sixth fiscal year, and reimbursements made in the third year of operations are eligible for reimbursement through the end of the Fund's seventh fiscal year. Any such reimbursement will be reviewed by the Directors. The Directors may terminate the expense reimbursement arrangement for the Fund at any time. The Fund must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of fees and/or expenses.


HENNESSY CORNERSTONE VALUE FUND - Total Annual Fund Operating Expenses do not exceed 1.25% through June 2005.

HENNESSY TOTAL RETURN FUND - Total Annual Fund Operating Expenses less Interest Expense do not exceed 1.35% through June 2005.


HENNESSY BALANCED FUND - Total Annual Fund Operating Expenses do not exceed 1.50% through June 2005.


Distribution Fee

The Hennessy Total Return Fund and Hennessy Balanced Fund have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows these two Funds to use up to 0.25% of their average daily net assets to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Agreement

The Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund have entered into a Shareholder Servicing Agreement with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:

     o maintaining an "800" number that current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o  assisting shareholders in processing exchange and redemption requests;

     o assisting shareholders in changing dividend options, account designations and addresses;

     o  responding generally to questions of shareholders; and

     o  providing such other similar services as the Funds may request.

For such services, the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund each pays an annual service fee to the Manager equal to 0.10% of its average daily net assets.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value ("NAV"). This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. The NAV of each Fund's shares is normally determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost.

If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds' corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

FOR QUESTIONS PLEASE CALL

THE HENNESSY FUNDS
1-800-966-4354 or
1-415-899-1555
10 A.M. _ 7 P.M. Eastern Time
7 A.M. - 4 P.M. Pacific Time

US BANK, TRANSFER AGENT FOR THE FUNDS
1-800-261-6950 or
1-414-765-4124
9 A.M. - 8 P.M. Eastern Time
6 A.M. - 5 P.M. Pacific Time

Account Minimum Investments

The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is a $100 subsequent investment requirement for all of the Funds. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds. The Funds may waive the minimum investment requirements from time to time.

Market Timing Policy

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Funds by:

     o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.


     o Imposing a 1.50% redemption fee on redemptions and exchanges that occur within three months of the share purchase.

The redemption fee applies to all investors except shares held in 401(k), 403(b), 457, Keough, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. Except for shares held by the aforementioned retirement plans, the redemption fee applies to shares held in omnibus accounts at intermediaries, such as broker-dealers and third party administrators. The Funds rely on these intermediaries to determine when a redemption occurs within three months of purchase. The right to reject a purchase order applies to any order, including an order placed from an omnibus account. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.


How To Purchase Shares

You may purchase shares of the Funds by check or wire. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States. The Funds reserve the right to reject any purchase in whole or in part.


In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Hennessy Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.


HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "Hennessy Funds," to:

FOR REGULAR MAIL DELIVERY:              FOR OVERNIGHT DELIVERY:
Hennessy Funds                          Hennessy Funds
c/o U.S. Bancorp Fund Services          c/o U.S. Bancorp Fund Services
P.O. Box 701                            615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701                Milwaukee, WI 53202-5207

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.


The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by the Fund for any payment, check or electronic funds transfer returned to the Transfer Agent for insufficient funds.


HOW DO I PURCHASE SHARES BY WIRE?

A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to the addresses listed above prior to wiring funds. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Funds.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:


HENNESSY FUNDS
c/o U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022

Credit: U.S. Bancorp Fund Services LLC
Account Number: 112-952-137
Further Credit: Mutual fund name, shareholder name and account number


CAN I PURCHASE SHARES THROUGHBROKER-DEALERS?


You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or its agent) holds your shares in an omnibus account in the broker's (or its agent's) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.


You may also buy, sell and exchange shares of the Funds through other outside broker-dealers that have not made arrangements with the Funds to sell their shares. To place a telephone order, or to inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

Automatic Investment Plan

For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in a Fund, you may authorize that Fund to withdraw any amount over $100.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.

Retirement Plans

You may invest in the Funds under the following retirement plans:

     o  Coverdell Education Savings Account;

     o  Traditional IRA;

     o  Roth IRA;

     o  SEP-IRA for sole proprietors, partnerships and corporations; or

     o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

The Hennessy Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The current annual fee for an IRA is $15 and is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.

How To Sell Shares

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly through the Funds or through your investment representative. Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

HOW DO I SELL SHARES BY MAIL?

You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Fund shares or the dollar value of Fund shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vi) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemption proceeds are to be sent by mail or wire. The letter should be signed by all shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect the Funds and their shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

The Funds will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions apply: (i) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. In addition, the Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.

HOW DO I SELL SHARES BY TELEPHONE?

If you completed the "Shareholder Privileges" section of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Checko" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the Fund account, the account number and the name of the Fund.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

If you made your redemption request by telephone, the proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Account Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires.

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If any Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?


Each Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than three months. This fee will be paid to the Fund to help offset transactions costs. In determining the three month holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than three months, the fee will be assessed. This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts.


CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

How To Exchange Shares

You may exchange shares of any Hennessy Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day. Please keep in mind each Fund's minimum investment of $2,500 when determining the number of shares you want to exchange.

You may also exchange shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.


The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. Exchanges of Fund shares purchased and held for less than three months will be assessed a 1.50% fee (see "When Will I Pay a Redemption Fee" in the "How To Sell Shares" section above for more details). You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How Do I Sell Shares by Telephoneo". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.

Systematic Cash Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.

A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Dividends, Distributions & Taxes

The Hennessy Cornerstone Growth, Focus 30 and Cornerstone Value Funds will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year. The Hennessy Total Return and Balanced Funds will make distributions of dividends and net investment income quarterly, usually in March, June, September and December, and will make distributions of capital gains annually, usually in November and December of each year.

You have three distribution options:

     o Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o Cash Dividend Option - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

     o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV of the applicable fund, and to reinvest all subsequent distributions.

You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124.

Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Householding

To help keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the financial performance of the Cornerstone Growth, Cornerstone Value, Total Return and Balanced Funds for the periods shown below. Certain information reflects financial results for a single Fund share. The "Total Return" figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information, with the exception of the 2000 returns for the Cornerstone Growth and Cornerstone Value Funds, has been audited by KPMG LLP, an independent registered public accounting firm. Their report and the Funds' financial statements are included in the Annual Report, which is available upon request.

The Focus 30 Fund commenced operations on September 17, 2003 when it acquired the assets of, and assumed the liabilities of, the SYM Fund. The information presented for the Focus 30 Fund is intended to help you understand the financial performance of the SYM Fund. However, the total returns of the SYM Fund are not relevant to investors in the Focus 30 Fund because the SYM Fund did not utilize the Focus 30 Formula. Information for the nine months ended September 30, 2003 and year ended September 30, 2004 has been audited by KPMG LLP, an independent registered public accounting firm. Their report and the financial statements for the Focus 30 Fund are included in the Annual Report, which is available upon request.


HENNESSY CORNERSTONE GROWTH FUND

                                                   10/1-10/31       ------------------YEAR ENDED SEPTEMBER 30------------------
                                               20041<F41>,2<F42>    2004         2003          2002          2001          2000
                                               -----------------    ----         ----          ----          ----          ----
PER SHARE DATA:
Net asset value, beginning of period                 $19.08        $17.23       $13.55        $13.98        $19.48        $12.36
                                                     ------        ------       ------        ------        ------        ------
   Income from investment operations:
       Net investment income3<F43>                    (0.02)        (0.13)       (0.07)        (0.07)        (0.09)        (0.16)
       Net realized and unrealized
         gains on securities                           0.32          1.98         4.23          0.67         (1.91)         7.28
                                                     ------        ------       ------        ------        ------        ------
           Total from investment operations            0.30          1.85         4.16          0.60         (2.00)         7.12
                                                     ------        ------       ------        ------        ------        ------
   Less Distributions:
       Dividends from net investment income              --            --           --            --            --            --
       Dividends from realized gains                     --            --        (0.48)        (1.03)        (3.50)           --
                                                     ------        ------       ------        ------        ------        ------
           Total distributions                           --            --        (0.48)        (1.03)        (3.50)           --
                                                     ------        ------       ------        ------        ------        ------

   Redemption fees retained4<F44>                        --            --           --            --            --            --

   Net asset value, end of period                    $19.38        $19.08       $17.23        $13.55        $13.98        $19.48
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------

TOTAL RETURN                                           1.57%        10.74%       31.67%         4.47%       (10.95%)       57.61%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)              $869.0        $866.0       $752.0        $342.4        $155.5        $182.5
   Ratio of expenses to average net assets             1.25%         1.25%        1.27%         1.10%         1.11%         1.18%
   Ratio of net investment income
     to average net assets                            (1.08%)       (0.68%)      (0.60%)       (0.73%)       (0.60%)       (0.90%)
   Portfolio turnover rate                             0.00%       106.97%       74.80%        70.33%       103.33%        95.28%

1<F41> Effective October 31, 2004 the Fund changed its fiscal year end to October 31st from September 30th.
2<F42> All ratios for the period have been annualized, except portfolio turnover and total return.
3<F43> Net investment income per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.
4<F44>  Amount is less than $0.01.

HENNESSY FOCUS 30 FUND1<F46>

                                                   10/1-10/31      Year Ended      1/1/03 -      Year Ended    1/2/01*<F45> -
                                               20042<F47>,3<F48>     9/31/04     9/30/031<F46>    12/31/02        12/31/01
                                               -----------------   ----------    -------------   ----------    --------------
PER SHARE DATA:
Net asset value, beginning of period                  $8.78           $7.72          $6.63          $9.27          $10.00
                                                      -----           -----          -----          -----          ------
   Income from investment operations:
     Net investment income                            (0.01)          (0.08)         (0.03)         (0.02)          (0.02)
     Net realized and unrealized
       gains on securities                            (0.10)           1.14           1.12          (2.62)          (0.71)
                                                      -----           -----          -----          -----          ------
       Total from investment operations               (0.11)           1.06           1.09          (2.64)          (0.73)
                                                      -----           -----          -----          -----          ------
   Less Distributions:
     Dividends from net investment income                --              --             --             --              --
                                                      -----           -----          -----          -----          ------
     Dividends from realized gains                       --              --             --             --              --
                                                      -----           -----          -----          -----          ------
       Total distributions                               --              --             --             --              --
                                                      -----           -----          -----          -----          ------
   Redemption fees retained4<F49>                        --              --             --             --              --

   Net asset value, end of period                     $8.67           $8.78          $7.72          $6.63           $9.27
                                                      -----           -----          -----          -----          ------
                                                      -----           -----          -----          -----          ------
TOTAL RETURN                                          (1.25%)         13.73%         16.44%        (28.48%)         (7.30%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)               $50.4           $51.1          $33.3          $28.5           $43.2
   Ratio of expenses to average net assets:
       Before expense reimbursement                    1.45%           1.41%          1.59%          1.54%           1.80%
       After expense reimbursement                     1.45%5<F50>     1.41%5<F50>    1.49%5<F50>    1.50%           1.50%
   Ratio of net investment income
     to average net assets:
       Before expense reimbursement                   (1.33%)         (0.92%)        (0.67%)        (0.24%)         (0.62%)
       After expense reimbursement                    (1.33%)         (0.92%)        (0.57%)        (0.20%)         (0.32%)
   Portfolio turnover rate                             0.00%         113.13%        356.77%        291.00%         210.00%

HENNESSY CORNERSTONE VALUE FUND

                                                   10/1-10/31       ------------------YEAR ENDED SEPTEMBER 30------------------
                                               20042<F47>,3<F48>    2004         2003          2002          2001          2000
                                               -----------------    ----         ----          ----          ----          ----
PER SHARE DATA:
Net asset value, beginning of period                 $12.37        $10.51        $8.95        $10.91        $10.29        $11.90
                                                     ------        ------       ------        ------        ------        ------
   Income from investment operations:
     Net investment income                             0.02          0.316<F51>   0.21          0.25          0.24          0.32
     Net realized and unrealized
       gains on securities                             0.09          1.76         1.55         (1.95)         0.52         (0.18)
                                                     ------        ------       ------        ------        ------        ------
       Total from investment operations                0.11          2.07         1.76         (1.70)         0.76          0.14
                                                     ------        ------       ------        ------        ------        ------
   Less Distributions:
     Dividends from net investment income                --         (0.21)       (0.20)        (0.26)        (0.14)        (0.47)
     Dividends from realized gains                       --            --           --            --            --         (1.28)
                                                     ------        ------       ------        ------        ------        ------
       Total distributions                               --         (0.21)       (0.20)        (0.26)        (0.14)        (1.75)
                                                     ------        ------       ------        ------        ------        ------
   Redemption fees retained4 <F49>                                    --            --            --            --            --

   Net asset value, end of period                    $12.48        $12.37       $10.51         $8.95        $10.91        $10.29
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------
TOTAL RETURN                                           0.89%        19.83%       19.88%       (16.05%)        7.38%         1.30%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)              $195.6        $194.5        $20.3         $15.8         $20.4         $17.5
   Ratio of expenses to average net assets             1.18%         1.18%        1.51%         1.43%         1.74%         1.85%
   Ratio of net investment income
     to average net assets                             1.70%         2.56%        2.10%         2.12%         2.12%         2.36%
   Portfolio turnover rate                             0.00%         8.20%       57.29%        76.93%        78.01%        86.13%

*<F45>  Commencement of Operations.
1<F46> The financial highlights set forth herein include the historical financial highlights of the SYM Select Growth Fund. The assets and liabilities of the SYM Select Growth Fund were acquired by the Hennessy Focus 30 Fund on September 17, 2003. At the time of the merger, the Manager also changed from SYM Financial Corporation to Hennessy Advisors, Inc. Effective September 30, 2003, the Fund changed its fiscal year end to September from December.
2<F47> Effective October 31, 2004 the Fund changed its fiscal year end to October 31st from September 30th.
3<F48> All ratios for the period have been annualized, except portfolio turnover and total return.
4<F49>  Amount is less than $0.01.
5<F50> The Hennessy Focus 30 Fund has instituted an expense cap of 1.45%, which will be in effect until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc.
6<F51>  Calculated using average shares outstanding during year.

HENNESSY TOTAL RETURN FUND

                                                   7/1-10/31        ---------------------YEAR ENDED JUNE 30--------------------
                                               20041<F52>,2<F53>    2004         2003          2002          2001          2000
                                               -----------------    ----         ----          ----          ----          ----
PER SHARE DATA:
Net asset value, beginning of period                 $10.62         $9.65        $9.78        $10.49         $8.62        $10.70
                                                     ------        ------       ------        ------        ------        ------
   Income from investment operations:
     Net investment income                             0.07          0.173<F54>   0.12          0.11          0.24          0.22
     Net realized and unrealized
       gains on securities                            (0.24)         0.92        (0.13)        (0.71)         1.87         (2.08)
                                                     ------        ------       ------        ------        ------        ------
       Total from investment operations               (0.17)         1.09        (0.01)        (0.60)         2.11         (1.86)
                                                     ------        ------       ------        ------        ------        ------
   Less Distributions:
       Dividends from net investment income           (0.05)        (0.10)       (0.12)        (0.11)        (0.24)        (0.22)
       Dividends from realized gains                     --            --           --            --            --            --
                                                     ------        ------       ------        ------        ------        ------
     Return of capital                                   --         (0.02)          --            --            --            --
                                                     ------        ------       ------        ------        ------        ------
       Total distributions                            (0.05)        (0.12)       (0.12)        (0.11)        (0.24)        (0.22)
                                                     ------        ------       ------        ------        ------        ------
   Redemption fees retained4<F55>                        --            --           --            --            --            --

   Net asset value, end of period                    $10.40        $10.62        $9.65         $9.78        $10.49         $8.62
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------
TOTAL RETURN                                          (1.61%)       11.36%       (0.04%)       (5.73%)       24.66%       (17.50%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)                  $91.9         $97.0         $6.0          $3.5          $3.1          $3.4
   Ratio of net expenses to average
     net assets excluding interest expense:
       Before expense reimbursement                    1.20%         1.27%        2.12%         4.35%         4.54%         2.76%
       After expense reimbursement                     1.20%5        1.27%5       1.95%6        1.71%6        1.20%6        1.20%6
                                                          <F56>         <F56>        <F57>         <F57>         <F57>         <F57>
   Ratio of net expenses to average
     net assets including interest expense:
       Before expense reimbursement                    1.78%         1.66%        2.50%         4.97%         6.06%         4.44%
       After expense reimbursement                     1.78%         1.66%        2.33%         2.33%         2.72%         2.88%
     Ratio of interest expenses
       to average net assets                           0.58%         0.39%        0.38%         0.62%         1.52%         1.68%
   Ratio of net investment income
     to average net assets:
       Before expense reimbursement                    1.85%         1.55%        1.25%        (1.58%)       (1.06%)        0.56%
       After expense reimbursement                     1.85%         1.55%        1.42%         1.06%         2.28%         2.12%
   Portfolio turnover rate                             0.30%         8.37%       17.60%        34.76%        48.80%        33.58%

HENNESSY BALANCED FUND

                                                   7/1-10/31        ---------------------YEAR ENDED JUNE 30--------------------
                                               20041<F52>,2<F53>    2004         2003          2002          2001          2000
                                               -----------------    ----         ----          ----          ----          ----
PER SHARE DATA:
Net asset value, beginning of period                 $10.85        $10.44       $10.62        $11.50        $10.37        $12.56
                                                     ------        ------       ------        ------        ------        ------
   Income from investment operations:
     Net investment income                             0.04          0.11         0.14          0.15          0.27          0.28
     Net realized and unrealized
       gains on securities                            (0.24)         0.50        (0.12)        (0.50)         1.25         (1.53)
                                                     ------        ------       ------        ------        ------        ------
       Total from investment operations               (0.20)         0.61         0.02         (0.35)         1.52         (1.25)
                                                     ------        ------       ------        ------        ------        ------
   Less Distributions:
     Dividends from net investment income             (0.03)        (0.12)       (0.14)        (0.15)        (0.27)        (0.28)
     Dividends from realized gains                       --         (0.06)       (0.06)        (0.38)        (0.12)        (0.66)
     Return of capital                                   --         (0.02)          --            --            --            --
                                                     ------        ------       ------        ------        ------        ------
       Total distributions                            (0.03)        (0.20)       (0.20)        (0.53)        (0.39)        (0.94)
                                                     ------        ------       ------        ------        ------        ------
   Redemption fees retained4<F55>                        --            --           --            --            --            --

   Net asset value, end of period                    $10.62        $10.85       $10.44        $10.62        $11.50        $10.37
                                                     ------        ------       ------        ------        ------        ------
                                                     ------        ------       ------        ------        ------        ------
TOTAL RETURN                                          (1.86%)        5.81%        0.24%        (3.12%)       14.85%       (10.40%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)                  $21.8         $23.4        $16.1         $15.3         $15.2         $16.1
   Ratio of net expenses to average net assets         1.41%         1.41%        1.50%         1.84%         1.87%         1.61%
   Ratio of net investment income
     to average net assets                             1.12%         1.01%        1.40%         1.33%         2.39%         2.36%
   Portfolio turnover rate                             8.55%        45.17%       21.79%        45.95%        46.91%        31.16%

1<F52> Effective October 31, 2004 the Fund changed its fiscal year end to October 31st from June 30th.
2<F53> All ratios for the period have been annualized, except for portfolio turnover and total return.
3<F54>  Calculated using average shares outstanding during year.
4<F55>  Amount is less than $0.01.
5<F56> On February 27, 2004 the Hennessy Total Return Fund instituted an expense cap, excluding interest expense, of 1.35% of the Fund's average daily assets. This expense cap will be in effect through June 30, 2005.
6<F57> The Hennessy Total Return Fund instituted an expense cap, excluding interest expense, of 1.95%


PRIVACY POLICY

We collect the following non-public personal information about you:

     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

        and

     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

                            Not part of prospectus.

To learn more about the Hennessy Funds you may want to read the Hennessy Funds' Statement of Additional Information (or "SAI"), which contains additional information about the Funds. The Hennessy Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about the Hennessy Funds' investments by reading the Hennessy Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354.

     Prospective investors and shareholders who have questions about the Hennessy Funds may also call the above number or write to the following address:

               THE HENNESSY FUNDS
               The Courtyard Square
               750 Grant Avenue, Suite 100
               Novato, CA 94945

     The general public can review and copy information about the Hennessy Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:

               PUBLIC REFERENCE SECTION
               Securities and Exchange Commission
               Washington, D.C. 20549-0102

     When seeking information about the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund or Cornerstone Value Fund from the Securities and Exchange Commission please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695. When seeking information about the Hennessy Total Return Fund or Hennessy Balanced Fund from the Securities and Exchange Commission please refer to the Hennessy Funds' Investment Company Act File No. 811-07493.

       Investment Company Act File No. 811-07695 (Hennessy Mutual Funds)

           Investment Company Act File No. 811-07493 (Hennessy Funds)

                             [Hennessy Funds Logo]
                          Formulas for Smart Investing

                             WWW.HENNESSYFUNDS.COM

For information, questions or assistance, please call The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

THE HENNESSY FUNDS
Hennessy Cornerstone Growth Fund
Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund
Hennessy Total Return Fund
Hennessy Balanced Fund

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

THE HENNESSY MUTUAL FUNDS, INC.          Hennessy Cornerstone Growth Fund
THE HENNESSY FUNDS, INC.                 ("Cornerstone Growth Fund")
The Courtyard Square                     Hennessy Focus 30 Fund
750 Grant Avenue, Suite 100              ("Focus 30 Fund")
Novato, California  94945                Hennessy Cornerstone Value Fund
Telephone:      1-800-966-4354           ("Cornerstone Value Fund")
                1-415-899-1555           Hennessy Total Return Fund
                                         ("Total Return Fund")
                                         Hennessy Balanced Fund
                                         ("Balanced Fund")
                                         (each, a "Fund," and collectively, the
                                          "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 4, 2005


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Funds ("Fund Prospectus"), dated March 4, 2005. A copy of the Funds' Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2004, of The Hennessy Mutual Funds, Inc. (File No. 811-07695) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 10, 2005:


          o    Statements of Assets and Liabilities
          o    Statements of Operations
          o    Statement of Cash Flows (Total Return Fund only)
          o    Statements of Changes in Net Assets
          o    Financial Highlights
          o    Schedules of Investments
          o    Notes to the Financial Statements
          o    Report of Independent Registered Public Accounting Firm

A copy of the Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

                                TABLE OF CONTENTS



         FUND HISTORY AND CLASSIFICATION.................................3
         INVESTMENT RESTRICTIONS.........................................3
         INVESTMENT CONSIDERATIONS.......................................5
         DIRECTORS AND OFFICERS.........................................10
         OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.............16
         MANAGEMENT OF THE FUNDS........................................18
         PORTFOLIO TRANSACTIONS.........................................25
         DISCLOSURE OF PORTFOLIO HOLDINGS...............................27
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................28
         VALUATION OF SHARES............................................28
         ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES...........29
         Description of Securities Ratings..............................30
         ANTI-MONEY LAUNDERING PROGRAM..................................32
         OTHER INFORMATION..............................................32

                         FUND HISTORY AND CLASSIFICATION

                  The Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund are organized as separate investment portfolios or series of Hennessy Mutual Funds, Inc. ("HMFI"), a Maryland corporation that was incorporated on May 20, 1996. Prior to June 30, 2000, HMFI was known as "O'Shaughnessy Funds, Inc." HMFI is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"). Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund is a diversified portfolio.

                  The Total Return Fund and Balanced Fund are organized as separate investment portfolios or series of Hennessy Funds, Inc. ("HFI," and together with HMFI, the "Hennessy Funds"), a Maryland corporation that was incorporated on January 11, 1996. HFI is an open-end management investment company registered under the 1940 Act. Neither the Total Return Fund nor the Balanced Fund is a diversified portfolio. Prior to October 31, 2002, the Total Return Fund was known as the Leveraged Dogs Fund.

                             INVESTMENT RESTRICTIONS

                  FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund's outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

                  (1) No Fund will make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to equal or exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit and bankers' acceptances.

                  (2) No Fund will purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and 50% of the total assets of the Total Return Fund and Balanced Fund may be invested without regard to this restriction.

                  (3) No Fund will purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

                  (4) Neither the Total Return Fund nor the Balanced Fund will purchase or sell commodities or commodity contracts. None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

                  (5) No Fund will underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), as amended, in selling portfolio securities.

                  (6) None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will purchase or sell real estate, except that, to the extent permitted by applicable law, each of these Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interested therein. Neither the Total Return Fund nor the Balanced Fund will purchase or sell real estate or real estate mortgage loans or will invest in real estate limited partnerships.

                  (7) Except as otherwise set forth below, no Fund will make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan. The Funds may enter into repurchase agreements and each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

                  (8) None of the Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund and Balanced Fund will borrow money or issue senior securities, except that each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may borrow an amount up to 33-1/3% of its total assets and the Balanced Fund may borrow an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Neither the Total Return Fund nor the Balanced Fund will pledge or hypothecate its assets, except to secure permitted borrowings. None of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by the Funds' investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Funds. The Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding. The Total Return Fund may borrow money or issue senior securities to the extent permitted by the Act.

                  (9) Neither the Total Return Fund nor the Balanced Fund will make investments for the purpose of exercising control or management of any company.

                  (10) Neither the Total Return Fund nor the Balanced Fund will make short sales of securities or maintain a short position.

                  (11) Neither the Total Return Fund nor the Balanced Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  OTHER  INVESTMENT   RESTRICTIONS.   The  following  investment
restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval.

                  (1) No Fund will invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

                  (2) No Fund will purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

                  (3) No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Hennessy Funds or an officer, director or other affiliated person of the Manager (as defined in "MANAGEMENT OF THE FUNDS," below).

                  (4) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will make investments for the purpose of exercising control or management of any company.

                  (5) None of the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund will make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

                  (6)  None of the  Cornerstone  Growth  Fund,  Focus 30 Fund or
Cornerstone Value Fund will write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

                  (7) Neither the Total Return Fund nor the Balanced Fund will invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                            INVESTMENT CONSIDERATIONS

                  The  Fund  Prospectus   describes  the  principal   investment
strategies and risks of the Funds. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

                  DOW JONES INDUSTRIAL AVERAGE. The Total Return Fund and Balanced Fund invest in stocks in The Dow Jones Industrial Average ("DJIA"). The DJIA consists of the following 30 common stocks:

AlliedSignal Inc.                    Intel Corp.

Altria Group, Inc.                   International Business Machines Corp. (IBM)

Aluminum Co. of America (ALCOA)      Johnson & Johnson

American Express Co.                 McDonald's Corp.

American International Group Inc.    Merck & Co., Inc.

The Boeing Co.                       Microsoft Corp.

Caterpillar Inc.                     Minnesota Mining & Manufacturing Co. (3M)

Citigroup Inc.                       J.P. Morgan & Co., Inc.

The Coca-Cola Company                Procter & Gamble Co.

E.I du Pont De Nemours & Co., Inc.   Pfizer Inc.

Exxon Mobil Corporation              SBC Communications Inc.

General Electric Co.                 United Technologies Corp.

General Motors Corporation           Verizon Communications Inc.

Hewlett-Packard Co.                  The Walt Disney Company

The Home Depot, Inc.                 Wal-Mart Stores, Inc.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds' investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

                  The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

                  The investment strategies of each of the Total Return Fund and Balanced Fund are unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly, each of these Fund's investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since each of these Funds will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However, the diversification requirement for each of the Total Return Fund and Balanced Fund may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally, because of the requirements of the Act, each of these Funds will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time, this requirement may preclude each of the Total Return Fund and Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.

                  SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectus, the Cornerstone Growth Fund and Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the investment policies of the Cornerstone Growth Fund and Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

                  Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund and Cornerstone Value Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and Cornerstone Value Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

                  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund and Cornerstone Value Fund would be subject.

                  ILLIQUID SECURITIES. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that any of these Funds will invest in illiquid securities.

                  Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

                  Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Cornerstone Growth Fund, Focus 30 Fund or Cornerstone Value Fund, however, could affect adversely the marketability of securities of each of these Funds and these Funds might be unable to dispose of such securities promptly or at favorable prices.

                  The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and reports periodically on such decisions to the Board of Directors.

                  REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

                  At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where
(i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights.

                  LENDING OF FUND SECURITIES. In accordance with applicable law, each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with each of these Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will retain authority to terminate any loan at any time. Each of these Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each of these Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

                  CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund's investment strategy, or to pay expenses or meet redemption requests. The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

                  Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund's shareholders.

                  The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund's total assets at any time.

                  BORROWING. Each of the Funds, except the Total Return Fund, may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets. The borrowing policy is a fundamental policy of each of these Funds, which cannot be changed with respect to a Fund without shareholder approval as described in "INVESTMENT RESTRICTIONS" above.

                  The  Total  Return  Fund  intends  to  borrow  for  investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity. Since approximately half of the Total Return Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Total Return Fund when it leverages its investments will increase more when the Total Return Fund's portfolio assets increase in value and decrease more when the Total Return Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

                  As required by the Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Total Return Fund's assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

                  The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the Act. Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Total Return Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

                             DIRECTORS AND OFFICERS

                  As a Maryland corporation, the business and affairs of the Hennessy Funds are managed by its Officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors and Officers of the Hennessy Funds are as follows:



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

"Disinterested Persons"

J. Dennis DeSousa            Director           Indefinite, until  Currently a real estate investor;       5                None.
Age:  68                                        successor elected  owner of North Bay Television, Inc.
Address:                                                           from 1985 through 1999.
c/o Hennessy Advisors, Inc.                     8 years
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, CA  94945

Robert T. Doyle              Director           Indefinite, until  Currently the Sheriff of Marin          5                None.
Age:  57                                        successor elected  County, California (since 1996) and
Address:                                                           has been employed in the Marin
c/o Hennessy Advisors, Inc.                     8 years            County Sheriff's Office in various
The Courtyard Square                                               capacities since1969.
750 Grant Avenue, Suite 100
Novato, CA  94945

Gerald P. Richardson         Director           Indefinite, until  Chief Executive Officer and owner       5                None.
Age:  58                                        successor elected  of ORBIS Payment Services since
Address:                                                           January 2001; in 2000, Mr.
c/o Hennessy Advisors, Inc.                     Newly elected      Richardson was an independent
The Courtyard Square                                               consultant; from January 1981
750 Grant Avenue, Suite 100                                        through December 1999, Mr.
Novato, CA  94945                                                  Richardson was aprincipal in the
                                                                   Fixed Income Department of Morgan
                                                                   Stanley, Inc.


______________

(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy(2)          Director and       Director:          President and Portfolio Manager         5             Director of
Age:  48                     President          Indefinite, until  of Hennessy Advisors, Inc., the                       Hennessy
Address:                                        successor elected  Funds' investment adviser, since                      Advisors,
c/o Hennessy Advisors, Inc.                                        1989; President of the Hennessy                       Inc.
The Courtyard Square                            8 years            Funds since 1996.
750 Grant Avenue, Suite 100
Novato, CA  94945                               Officer:
                                                1 year term

                                                7 years

Frank Ingarra, Jr. (2)       Assistant          1 year term        Assistant Portfolio Manager for         N/A              None.
Age:  33                     Portfolio                             Hennessy Advisors, Inc., the Funds'
Address:                     Manager and        2 years            investment adviser, from March 2002
c/o Hennessy Advisors, Inc.  Vice President                        to the present; from August 2000
The Courtyard Square                                               through March 2002, Mr. Ingarra was
750 Grant Avenue, Suite 100                                        the Head Trader for Hennessy Advisors,
Novato, CA  94945                                                  Inc.; from August 2002 to the present,
                                                                   Mr. Ingarra has been a Vice President
                                                                   of the Hennessy Funds; from July 1999
                                                                   through August 2000, Mr. Ingarra was
                                                                   the Vice President and lead trader
                                                                   for O'Shaughnessy Capital Management;
                                                                   and from May 1998 through July 1999,
                                                                   Mr. Ingarra was an Assistant Vice
                                                                   President and Equity Trader for
                                                                   O'Shaughnessy Capital Management.

Harry F. Thomas(2)           Chief Compliance   1 year term        Chief Compliance Officer for Hennessy   N/A             None.
Age:  58                     Officer                               Advisors, Inc., the Funds' investment
Address:                                        Newly appointed    adviser, since 2004; retired business
c/o Hennessy Advisors, Inc.                                        executive from 2001 through 2004;
The Courtyard Square                                               director of the Funds from 2000 to May
750 Grant Avenue, Suite 100                                        2004; Managing Director of Emplifi,
Novato, CA  94945                                                  Inc., a consulting firm, from 1999
                                                                   through 2001; and Vice President and
                                                                   Manager of Employee Benefit Trust
                                                                   Operation of Wells Fargo Bank from 1997
                                                                   through 1999.


_______________

(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.
(2) All Officers of the Hennessy Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Funds.



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

"Interested Persons" (as defined in the 1940 Act)

Ana Miner(2)                 Vice President     1 year term        Has been employed by Hennessy           N/A              None.
Age:  46                     of Operations                         Advisors, Inc., the Funds'
Address:                                        6 years            investment adviser, since 1998;
c/o Hennessy Advisors, Inc.                                        from 1990 through 1998, Ms. Miner
The Courtyard Square                                               was employed as an institutional
750 Grant Avenue, Suite 100                                        sales assistant by Merrill Lynch
Novato, CA  94945                                                  Capital Markets.

Teresa M. Nilsen(2)          Executive Vice     1 year term        Currently Executive Vice President,     N/A           Director of
Age:  38                     President and                         Chief Financial Officer and                           Hennessy
Address:                     Treasurer          8 years            Secretary of Hennessy Advisors, Inc.,                 Advisors,
c/o Hennessy Advisors, Inc.                                        the Funds' investment adviser; Ms.                      Inc.
The Courtyard Square                                               Nilsen has been the corporate
750 Grant Avenue, Suite 100                                        secretary and a financial officer of
Novato, CA  94945                                                  Hennessy Advisors, Inc. since 1989;
                                                                   Ms. Nilsen has been an officer of the
                                                                   Hennessy Funds since 1996,currently she
                                                                   is Executive Vice President and
                                                                   Treasurer.


Daniel B. Steadman(2)        Executive Vice     1 year term        Executive Vice President of Hennessy    N/A           Director of
Age:  48                     President and                         Advisors, Inc., the Funds' investment                 Hennessy
Address:                     Secretary          5 years            adviser, from 2000 to the present;                    Advisors,
c/o Hennessy Advisors, Inc.                                        Vice President of Westamerica Bank                      Inc.
The Courtyard Square                                               from 1995 through 2000; Mr. Steadman
750 Grant Avenue, Suite 100                                        has been Executive Vice President and
Novato, CA  94945                                                  Secretary of the Hennessy Funds since
                                                                   2000.



_______________

(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.
(2) All Officers of the Hennessy Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Funds.



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

Tania A. Kelley(2)           Vice President     1 year term        Has been employed by Hennessy           N/A              None.
Age: 39                      of Marketing                          Advisors, Inc., the Funds'
Address:                                        2 years            investment adviser, since October
c/o Hennessy Advisors, Inc.                                        2003; Director of Sales and
The Courtyard Square                                               Marketing for Comcast from 2002
750 Grant Avenue, Suite 100                                        through 2003; from 1999 to 2002, Ms.
Novato, CA  94945                                                  Kelley was Director of Sales and
                                                                   Marketing for AT&T.

Brian Peery(2)               Vice President     1 year term        Has been employed by Hennessy           N/A              None.
Age: 35                      of Sales                              Advisors, Inc., the Funds'
Address:                                        3 years            investment adviser, since June
c/o Hennessy Advisors, Inc.                                        2002; Vice President of Institutional
The Courtyard Square                                               Sales and Senior Analyst with Brad
750 Grant Avenue, Suite 100                                        Peery Inc. from June 2000 to June
Novato, CA  94945                                                  2002; from 1996 to 2002, Mr. Peery
                                                                   worked for Haywood Securities where
                                                                   has was a Vice President.









_______________

(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Hennessy Total Return Fund and Balanced Fund are the only funds in the fund complex.
(2) All Officers of the Hennessy Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Funds.

                  Pursuant to the terms of the Management Agreements (as defined below) with HMFI and HFI, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors who are affiliated persons of the Manager.

                  The Hennessy Funds pay Directors who are not interested persons of the Funds (each, a "Disinterested Director") fees for serving as Directors. Specifically, HMFI pays each Disinterested Director a $2,250 fee for each meeting of the Board of Directors attended, of which each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund pays one-third. HFI pays each Disinterested Director a $500 fee for each meeting of the Board of Directors attended, of which each of the Total Return Fund and Balanced Fund each pays one-half. The Hennessy Funds may also reimburse Directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The table below sets forth the compensation paid by HMFI to each of the current Directors of HMFI for services as directors during the period from October 1, 2004 through October 31, 2004 and for the fiscal year ended September 30, 2004:

                               COMPENSATION TABLE




                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual          from HMFI and
               Name                      Compensation           As Part of        Benefits Upon     Fund Complex (1)
             of Person                    from HMFI           Fund Expenses        Retirement      Paid to Directors

"Disinterested Persons"

J. Dennis DeSousa                          $  2,250                  $0               $0                $  3,250
   Period ended Oct. 31, 2004               $10,050                  $0               $0                 $14,650
   Year ended Sept. 30, 2004

Robert T. Doyle                            $  2,250                  $0               $0                $  3,250
   Period ended Oct. 31, 2004               $10,050                  $0               $0                 $14,650
   Year ended Sept. 30, 2004

Harry F Thomas(2)                       $         0                  $0               $0              $        0
   Period ended Oct. 31, 2004              $  3,300                  $0               $0                 $ 4,900
   Year ended Sept. 30, 2004

Gerald P. Richardson(3)                    $  2,250                  $0               $0                $  3,250
   Period ended Oct. 31, 2004              $  6,750                  $0               $0                $  9,750
   Year ended Sept. 30, 2004



                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual          from HMFI and
               Name                      Compensation           As Part of        Benefits Upon     Fund Complex (1)
             of Person                    from HMFI           Fund Expenses        Retirement      Paid to Directors

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                                 $0                  $0               $0                      $0
   Period ended Oct. 31, 2004                    $0                  $0               $0                      $0
   Year ended Sept. 30, 2004



------------------------------------

(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund are the only funds in the fund complex.
(2) Harry F. Thomas resigned as a director of the Hennessy Funds as of May 2004. (3) Gerald P. Richardson became a director of the Hennessy Funds as of May 2004.

                  The table below sets forth the compensation paid by HFI to each of the current Directors of HFI for services as directors during the period from July 1, 2004 through October 31, 2004 and for the fiscal year ended June 30, 2004:

                               COMPENSATION TABLE





                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual           from HFI and
               Name                      Compensation           as Part of        Benefits Upon     Fund Complex (1)
             of Person                     from HFI           Fund Expenses        Retirement      Paid to Directors

"Disinterested Persons"

J. Dennis DeSousa                            $1,000                  $0               $0                  $3,250
   Period ended Oct. 31, 2004                $3,400                  $0               $0                  $7,750
   Year ended June 30, 2004

Robert T. Doyle                              $1,000                  $0               $0                  $3,250
   Period ended Oct. 31, 2004                $3,400                  $0               $0                  $7,750
   Year ended June 30, 2004

Harry F Thomas(2)                         $       0                  $0               $0               $       0
   Period ended Oct. 31, 2004                $2,800                  $0               $0                  $7,850
   Year ended June 30, 2004

Gerald P. Richardson(3)                      $1,000                  $0               $0                  $3,250
   Period ended Oct. 31, 2004                $1,000                  $0               $0                  $3,250
   Year ended June 30, 2004




                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual           from HFI and
               Name                      Compensation           as Part of        Benefits Upon     Fund Complex (1)
             of Person                     from HFI           Fund Expenses        Retirement      Paid to Directors

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                              $0                    $0                 $0                  $0
   Period ended Oct. 31, 2004                 $0                    $0                 $0                  $0
   Year ended June 30, 2004


------------------------------------

(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund are the only funds in the fund complex.
(2) Harry F. Thomas resigned as a director of the Hennessy Funds as of May 2004. (3) Gerald P. Richardson became a director of the Hennessy Funds as of May 2004.

                  Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or Officer.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


                  As of February 28, 2005, the Officers and Directors of the Hennessy Funds as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

                  As of February 28, 2005, the following shareholders owned more than 5% of the outstanding voting securities of:






Cornerstone Growth Fund:
         Charles Schwab & Co., Inc.                                                                       62%
         San Francisco, CA 94104-4122
         National Financial Services LLC                                                                  22%
         New York, NY 10281-1003

Focus 30 Fund:
         Charles Schwab & Co., Inc., for the Exclusive Benefit of Customers                               56%
         San Francisco, CA 94104-4122

         National Financial Services LLC, for the Exclusive Benefit of Customers                          21%
         New York, NY 10281-1003

         Trust Company of America FBO                                                                      7%
         Englewood, CO  80155-6503
Cornerstone Value Fund:
         Charles Schwab & Co., Inc.                                                                       36%
         San Francisco, CA 94104-4122

         National Financial Services LLC                                                                  14%
         New York, NY 10281-1003



Total Return Fund:
         Charles Schwab & Co. Inc.                                                                        16%
         Special Custody Account for Customers
         San Francisco, CA  94104-4122

         National Financial Services Corp.                                                                 8%
         FBO Customers
         New York, NY  10281-5500

         National Investors Services Corp.                                                                 6%
         Special Custody Account, for the Exclusive Benefit of
            Customers
         Mutual Funds Department
         55 Water Street, Floor 32
         New York, NY  10041-0028
Balanced Fund:
         Charles Schwab & Co. Inc.                                                                        14%
         Special Custody Account for Customers
         San Francisco, CA  94104-4122

         Carl Jacobson & Earl Hamlow Trust                                                                 9%
         Novato, CA  94949-5603




                  The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2004:





                                                                                                                   Aggregate Dollar
                                                                                                                   Range of Equity
                                                                                                                  Securities in All
                                                                                                                     Registered
                                                                                                                     Investment
                           Dollar Range of   Dollar Range of  Dollar Range of                                     Companies Overseen
                          Equity Securities       Equity          Equity       Dollar Range of   Dollar Range of    by Director in
                                in the        Securities in    Securities in  Equity Securities Equity Securities     Family of
           Name              Cornerstone        the Focus    the Cornerstone     in the Total    in the Balanced     Investment
       of Director           Growth Fund         30 Fund        Value Fund       Return Fund           Fund          Companies(1)

"Disinterested Persons"

J. Dennis DeSousa             $0-10,000        $0-10,000        $0-10,000            $0                $0             $10,001-
                                                                                                                      $50,000

Robert T. Doyle                   $0               $0               $0           $10,001-              $0             $10,001-
                                                                                  50,000                              $50,000

Gerald P. Richardson(2)        $10,001-         $10,001-         $10,001-        $10,001-           $10,001-            Over
                                50,000           50,000           50,000          50,000            $50,000           $100,000

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy            $10,001-           $10,001-        $10,001-          $10,001-          $10,001-           $50,001-
                            $50,000            $50,000         $50,000           $50,000           $50,000            $100,000




______________________________
(1) The Cornerstone Growth Fund, Focus 30 Fund, Cornerstone Value Fund, Total Return Fund and Balanced Fund are the only funds in the fund complex.
(2)  Gerald P.  Richardson became a  director of the  Hennessy Funds  as of  May
     2004.

                  None of the Directors who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

                             MANAGEMENT OF THE FUNDS

                  THE MANAGER. Effective June 30, 2000, Hennessy Advisors, Inc. (formerly Edward J. Hennessy, Incorporated) (the "Manager") became the investment manager to the Cornerstone Growth Fund and Cornerstone Value Fund when Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) sold certain of its assets and licensed certain of its proprietary processes to the Manager. The new management agreement was approved by the shareholders of the Cornerstone Growth Fund and Cornerstone Value Fund on June 30, 2000. The Focus 30 Fund was added to the management agreement effective July 22, 2003 and it commenced operations on September 17, 2003.

                  Prior to February 28, 2002, the investment adviser to the Balanced Fund and the Total Return Fund were The Hennessy Management Co., L.P. and The Hennessy Management Co. 2, L.P., respectively. Each of these limited partnerships was controlled by its general partner, Hennessy Advisors, Inc., which is in turn controlled by Neil J. Hennessy. On February 28, 2002, each limited partnership merged into the Manager., in a transaction not involving a "change of control" for purposes of the Act, and the Manager became the investment manager to the Total Return Fund and Balanced Fund. The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. Neil J. Hennessy is primarily responsible for the day-to-day management of each Fund's portfolio and for developing and executing each Fund's investment program. Neil J. Hennessy also controls the Manager through the ownership of 40.1% of the outstanding voting securities of the Manager.

                  The Manager acts as the investment manager of each Fund pursuant to separate management agreements with HMFI and HFI (collectively, the "Management Agreements"). Under the Management Agreements, the Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund's average daily net assets as shown below:

   Cornerstone Growth Fund                0.74%
   Focus 30 Fund                          1.00%
   Cornerstone Value Fund                 0.74%
   Total Return Fund                      0.60%
   Balanced Fund                          0.60%

                  Pursuant to the Management Agreements, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds' custodian, administrator or transfer agent.

                  Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below) (other than pursuant to the 12b-1 plan of the Total Return Fund and Balanced Fund). General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HMFI or HFI or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Directors; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, directors' and officers' insurance and fidelity bonds; (viii) legal, accounting and auditing expenses;
(ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HMFI or HFI, as applicable, or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

                  Under the Management Agreements, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HMFI, HFI or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                  The Management Agreements have an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreements may be terminated by HMFI or HFI with respect to a Fund or by the Manager upon 60 days' prior written notice.

                  During the period of October 1, 2004 through October 31, 2004 and for the fiscal years ended September 30, 2004, 2003 and 2002, the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund paid the following fees to the Manager pursuant to the Management Agreement. For the same period, the Manager did not reimburse fees and expenses of any of the Funds.

                          Advisory Fees Paid to Advisor





                                     Period Ended              Fiscal Year Ended September 30,
                                  October 31, 2004          2004             2003             2002
Cornerstone Growth Fund                $545,361           $6,575,291       $3,912,311       $1,764,403
Focus 30 Fund                          $ 42,781           $  487,961       $   12,191             N/A*
Cornerstone Value Fund                 $122,448           $  931,767       $  137,687       $  147,106




_____________

* The Focus 30 Fund commenced operations on September 17, 2003 when it acquired the assets of, and assumed the liabilities of, the SYM Select Growth Fund, a former series of Advisors Series Trust. The Manager was not the investment manager to the SYM Select Growth Fund.

                  During the period of July 1, 2004 through October 31, 2004 and for the fiscal years ended June 30, 2004, 2003 and 2002, the Total Return Fund and Balanced Fund paid the following fees to the Manager pursuant to the Management Agreement.





                                     Period Ended                 Fiscal Year Ended June 30,
                                  October 31, 2004          2004             2003             2002
Total Return Fund                      $190,370          $232,795        $19,533(1)        $     0(1)
Balanced Fund                          $ 45,561          $117,925          $89,043           $92,766




_____________



(1) During the fiscal years ended June 30, 2003 and 2002, the Manager or its predecessor earned management fees of $27,310 and $19,800, respectively, from the Total Return Fund and for the fiscal year ended June 30, 2003 waived $7,777 of such fee and for the fiscal year ended June 30, 2002, waived all of such fee.


                  In  reapproving  the  Management  Agreements,   the  Board  of
Directors considered a number of factors, including, but not limited to, the following:

               o Services Rendered by the Manager. The Directors considered the services that the Manager would provide to the Funds, including portfolio management, monitoring, evaluation and shareholder service and providing other key Fund personnel such as officers and the Chief Compliance Officer. The Directors considered these services in comparison with the services provided by investment managers to other mutual funds with similar investment strategies.

               o Condition of the Manager. The Directors considered the quality of the Manager's personnel, operations and financial condition.

               o    Prior  Fund  Performance.   The  Directors   considered  the
                    historical performance of the Funds and of other funds with similar investment strategies.

               o Investment Management Fees. The Directors considered the fees that other mutual funds pay to investment managers with similar investment strategies and concluded that the proposed fee was consistent with what other mutual funds pay.

               o Total Expense Ratios. The Directors considered the total expense ratios of other funds of similar size with similar investment strategies to the expense ratios of the Funds.

                  Based upon its review, the Board concluded that the Manager had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Manager would be required to render under the Management Agreements, that the compensations to be paid to the Manager was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the Management Agreements with the Manager.

                  The Cornerstone Growth Fund and Cornerstone Value Fund have entered into a Servicing Agreement with the Manager (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to these Funds consisting of:

               o maintaining an "800" number that current shareholders may call to ask questions about the Cornerstone Growth Fund and Cornerstone Value Fund or their accounts with these Funds;

               o assisting shareholders in processing exchange and redemption requests;

               o assisting shareholders in changing dividend options, account designations and addresses;

               o    responding generally to questions of shareholders; and

               o providing such other similar services as the Cornerstone Growth Fund and Cornerstone Value Fund may request.

                  For such services, each of the Cornerstone Growth Fund and Cornerstone Value Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets.

                  The Servicing Agreement may be terminated with respect to each of the Cornerstone Growth Fund and Cornerstone Value Fund by either party thereto upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved with respect to each Fund at least annually by a majority of those Directors who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party.

                  During the period of October 1, 2004 through October 31, 2004 and the fiscal years ended September 30, 2004 and 2003, the Cornerstone Growth Fund and Cornerstone Value Fund paid the following fees to the Manager pursuant to the Servicing Agreement.



                             Period Ended             Year Ended September 30,
                           October 31, 2004          2004                2003
Cornerstone Growth Fund         $73,697             $888,553          $528,691
Cornerstone Value Fund          $16,547             $125,915          $18,606



                  THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to separate Fund Administration Servicing Agreements with HMFI and HFI (collectively, the "Administration Agreements"). The Administration Agreements provide that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds' other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Hennessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

                  Prior to July 1, 2002, for its services, each Fund paid the Administrator an annual fee, paid monthly, equal to 0.08% of the first $200 million of such Fund's average daily net assets, 0.07% on the next $500 million of such Fund's average daily net assets and 0.05% of such Fund's average daily net assets in excess of $700 million. Effective July 1, 2002, for all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates receive from each Fund an annual fee, paid monthly, equal to 0.27% of the first $500 million of such Fund's average daily net assets, 0.25% of the next $250 million of such Fund's average daily net assets, 0.23% of the next $250 million of such Fund's average daily net assets and 0.21% of such Fund's average daily net assets in excess of $1 billion. Each Administration Agreement will remain in effect until terminated by either party. Each Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of HMFI and HFI upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to HMFI or HFI, as applicable.

                  During the period of October 1, 2004 through October 31, 2004 and for the fiscal years ended September 30, 2004, 2003 and 2002, the Administrator received the following amount in administration fees from the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund and waived no fees.



                             Period Ended        Fiscal Year Ended September 30,
                          October 31, 2004      2004         2003          2002

Cornerstone Growth Fund        $190,737       $2,285,571  $1,422,319    $356,094
Focus 30 Fund                  $ 11,568       $  131,749  $   80,685*      N/A**
Cornerstone Value Fund         $ 44,677       $  339,969  $   50,237    $ 37,854

--------------

*    For the period January 1, 2003 through September 30, 2003.

** The Focus 30 Fund commenced operations on September 17, 2003 when it acquired the assets of, and assumed the liabilities of, the SYM Select Growth Fund, a former series of Advisors Series Trust. The Manager was not the investment manager to the SYM Select Growth Fund.



                  During the period of July 1, 2004 through October 31, 2004 and for the fiscal years ended June 30, 2004, 2003 and 2002, the Administrator received the following amount in administration fees from the Total Return Fund and Balanced Fund and waived no fees.




                             Period Ended         Fiscal Year Ended June 30,
                          October 31, 2004      2004         2003         2002

Total Return Fund              $85,747        $104,677    $11,532       $25,185
Balanced Fund                  $20,503        $ 53,066    $40,005       $30,295




                  ACCOUNTING SERVICES AGREEMENT. The Administrator also provides fund accounting services to the Funds pursuant to separate Fund Accounting Servicing Agreements with HMFI and HFI (collectively, the "Fund Accounting Servicing Agreements"). Prior to July 1, 2002, for its accounting services, each Fund paid the Administrator an annual fee, paid monthly, equal to $22,000 for the first $40 million of such Fund's average daily net assets, 0.01% on the next $200 million of such Fund's average daily net assets and 0.005% on such Fund's average daily net assets exceeding $240 million. The Funds also paid the Administrator for certain of its out-of-pocket expenses, including pricing expenses. Effective July 1, 2002, for its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR." During the fiscal year ended September 30, 2002, the Administrator received $48,524 in fund accounting fees from the Cornerstone Growth Fund and Cornerstone Value Fund. During the fiscal year ended June 30, 2002, the Administrator received $66,058 in fund accounting fees from the Total Return Fund and Balanced Fund.

                  TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to separate Transfer Agent Agreements with HMFI and HFI (collectively, the "Transfer Agent Agreements"). Under the Transfer Agent Agreements, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

                  U.S. Bank, National Association (the "Custodian"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as custodian for the Funds pursuant to separate Custodian Agreements with HMFI and HFI (collectively, the "Custodian Agreements"). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreements, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds' accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.


                  THE DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to separate Distribution Agreements with HMFI and HFI (collectively, the "Distribution Agreements"). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreements, the Distributor provides, on a best efforts basis and without compensation to HMFI, distribution-related services to each Fund in connection with the continuous offering of the Funds' shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into agreements.


                  HFI has adopted a Service and  Distribution  Plan (the "Plan")
for the benefit of the Total Return Fund and Balanced Fund in anticipation that these Funds will benefit from the Plan through increased sales of their shares, thereby reducing each of these Fund's expense ratio and providing an asset size that allows the Manager greater flexibility in management. The Plan authorizes payments by the Total Return Fund and Balanced Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors of HFI, of up to 0.25% of each of these Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by the Total Return Fund and Balanced Fund may be spent on any activities or expenses primarily intended to result in the sale of shares of these Funds, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Total Return Fund and Balanced Fund to employ a distributor of their shares, in which event payments under the Plan may be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of each of these Funds, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of each of these Funds, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization, and time devoted to, distribution activities.


                  During the period from July 1, 2004 through October 31, 2004, the Total Return Fund incurred distribution costs of $79,396 under the Plan. Of this amount, $28,244 was spent on advertising, $8,382 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was paid as compensation to underwriters, $5,075 was paid as compensation to broker-dealers, $0 was paid as compensation to sales personnel, $0 was spent on other items, and $37,695 was retained by Quasar Distributors, LLC. During the period from July 1, 2004 through October 31, 2004, the Balanced Fund incurred distribution costs of $18,984 under the Plan. Of this amount, $6,905 was spent on advertising, $2,196 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was paid as compensation to underwriters, $1,349 was paid as compensation to broker-dealers, $0 was paid as compensation to sales personnel, $0 was spent on other items, and $8,534 was retained by Quasar Distributors, LLC.


                  During the fiscal year ended June 30, 2004, the Total Return Fund incurred distribution costs of $96,923 under the Plan. Of this amount, $65,669 was spent on advertising, $0 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was paid as compensation to underwriters, $16,645 was paid as compensation to broker-dealers, $0 was paid as compensation to sales personnel, $14,609 was spent on other items, and $0 was retained by Quasar Distributors, LLC. During the fiscal year ended June 30, 2004, the Balanced Fund incurred distribution costs of $49,135 under the Plan. Of this amount, $33,479 was spent on advertising, $0 was spent on printing and mailing of prospectuses to other than current shareholders, $0 was paid as compensation to underwriters, $2,643 was paid as compensation to broker-dealers, $0 was paid as compensation to sales personnel, $13,013 was spent on other items, and $0 was retained by Quasar Distributors, LLC.

                  The Plan may be terminated by HFI at any time by a vote of the directors of HFI who are not interested persons of HFI and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle, DeSousa and Richardson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Total Return Fund or Balanced Fund provided for in the Plan requires approval of the shareholders of each of these Funds and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of directors who are not interested persons of HFI will be committed to the discretion of the directors of HFI who are not interested persons of HFI. The Board of Directors of HFI must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or the officers of HFI. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors of HFI, including the Rule 12b-1 Directors.

                  CODE OF ETHICS. HMFI, HFI and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Funds, provided that with respect to purchases or sales of common stock of issuers in the DJIA, the number of shares purchased or sold of any one issuer on any day does not exceed 5,000 shares. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


                  PROXY VOTING POLICY. Each of the Funds invests pursuant to investment formulas and as such tend not to be long-term investors. Additionally, the Funds do not consider matters brought before the shareholders of companies in which the Funds invest to be material to the investment performance of the Funds because the Funds invest pursuant to investment formulas. Accordingly, it is the policy of the Funds not to vote proxies relating to its portfolio securities. Information on how the Funds voted proxies during the most recent 12-month period ended June 30, 2004 is available on the Funds' website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.


                             PORTFOLIO TRANSACTIONS

                  Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

                  The Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

                  Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

                  The Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund paid the following amounts in portfolio brokerage commissions during the period from October 1, 2004 through October 31, 2004 and for the fiscal years ended September 30, 2004, 2003 and 2002:




                                            Period Ended                 Fiscal Year Ended September 30,
                                          October 31, 2004          2004              2003               2002
Cornerstone Growth Fund                       $13,856              $3,548,571         $2,109,028        $1,018,567
Focus 30 Fund                               $         0             $ 266,546           $ 97,425              N/A*
Cornerstone Value Fund                      $         0              $ 36,116           $ 44,151          $ 54,919




_____________

* The Focus 30 Fund commenced operations on September 17, 2003.


                  During the period from October 1, 2004 through October 31, 2004, the transactions on which the Cornerstone Growth Fund paid $13,856 in portfolio brokerage commissions totaled $5,651,506.


                  During the fiscal year ended September 30, 2004, the transactions on which the Cornerstone Growth Fund paid $3,548,571 in portfolio brokerage commissions totaled $1,905,532,842. Of this amount, the Cornerstone Growth Fund paid $70,000 in portfolio brokerage commissions on transactions totaling $41,380,643 to brokers that provided research services to the Fund. During the fiscal year ended September 30, 2004, the transactions on which the Focus 30 Fund paid $266,546 in portfolio brokerage commissions totaled $117,946,859. During the fiscal year ended September 30, 2004, the transactions on which the Cornerstone Value Fund paid $36,116 in portfolio brokerage commissions totaled $23,190,032.

                  The Total Return Fund and Balanced Fund paid the following amounts in portfolio brokerage commissions during the period from July 1, 2004 through October 31, 2004 and for the fiscal years ended June 30, 2004, 2003 and 2002:




                                            Period Ended                    Fiscal Year Ended June 30,
                                          October 31, 2004          2004              2003               2002
Total Return Fund                               $   901            $15,621           $6,657              $3,329
Balanced Fund                                    $5,014            $20,344           $8,191              $7,269



                  During the period from July 1, 2004 through October 31, 2004, the transactions on which the Total Return Fund paid $901 in portfolio brokerage commissions totaled $461,423. During the fiscal year ended June 30, 2004, the transactions on which the Balanced Fund paid $5,014 in portfolio brokerage commissions totaled $2,695,756.


                  During the fiscal year ended June 30, 2004, the transactions on which the Total Return Fund paid $15,621 in portfolio brokerage commissions totaled $4,046,758. During the period from July 1, 2004 through October 31, 2004, the transactions on which the Balanced Fund paid $20,344 in portfolio brokerage commissions totaled $111,293,135.

                  PORTFOLIO TURNOVER. The Funds will generally hold securities for approximately one year irrespective of investment performance. Securities held less than one year may be sold to fund redemption requests. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "VALUATION OF SHARES" and "Additional Information about distributions and Taxes" below.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  POLICY. The Board of Directors of the Hennessy Funds has adopted the following policies regarding the disclosure of the portfolio holdings of the mutual funds of the Hennessy Funds:

                  The portfolio holdings information of the mutual funds of the Hennessy Funds shall not be released to individual investors, institutional investors, intermediaries that distribute the fund's shares, rating and ranking organizations, or affiliated persons of the fund or non-regulatory agencies except that:

                  (1) The Funds shall release holdings information for its Fund's portfolios quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor's and Bloomberg. The release of such information shall usually be completed by U.S. Bancorp Fund Services, LLC as authorized by an Officer of the Hennessy Funds.

                  (2) By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of the Hennessy Funds (all third-party service providers and all part of U.S. Bancorp Fund Services, LLC) and the Manager shall have daily regular access to the portfolio holdings information of the Funds. U.S. Bancorp Fund Services, LLC shall not release the portfolio holdings information of the Funds to anyone without the written authorization of an Officer of the Hennessy Funds.

                  (3) For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of the Funds. The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

                  (4) The Hennessy Funds shall release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Hennessy Funds.

                  (5) An Officer of the Hennessy Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-adviser.

                  Under no circumstances shall the Hennessy Funds, the Manager or any Officers, Directors or employees of the Funds or the Manager receive any compensation for the disclosure of portfolio holdings information.

                  The above policies may not be modified without approval of the Board of Directors of the Hennessy Funds.

                  PROCEDURE. Each year, the Hennessy Funds send a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Funds. The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  You may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning. Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

                  The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the relevant Fund's securities at the time.

                  The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Hennessy Funds use some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

                  The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "VALUATION OF SHARES," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

                  The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally

4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

                  For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

              ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

                  The Funds  intend to  continue  to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (Note that a portion of a Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from a Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

                  At October 31, 2004, the Cornerstone Growth Fund had a capital loss carryforward available for federal income tax purposes of $4,349,076, which will expire September 30, 2008 through October 31, 2012. At October 31, 2004, the Focus 30 Fund had a capital loss carryforward available for federal income tax purposes of $8,040,896, which will expire on December 31, 2010. At October 31, 2004, the Cornerstone Value Fund had a capital loss carryforward available for federal income tax purposes of $148,612,790, which will expire September 30, 2006 through September 30, 2012. At October 31, 2004, the Total Return Fund had a capital loss carryforward available for federal income tax purposes of $96,431,965, which will expire June 30, 2009 through June 30, 2012. At October 31, 2005, the Balanced Fund had a capital loss carryforward available for federal income tax purposes of $3,424,557, which will expire June 30, 2006 through October 31, 2012.


                  Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

                  Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

                  Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

                  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  Each  of  the  Funds  may  invest  in  commercial   paper  and
commercial paper master notes rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

                  A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o Leading market positions in well-established industries. i High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                          ANTI-MONEY LAUNDERING PROGRAM

                  The Funds have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Funds' Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

                  Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

                  As a result of the Program, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

                                OTHER INFORMATION

                  DESCRIPTION OF SHARES. Each of the Cornerstone Growth Fund, Focus 30 Fund and Cornerstone Value Fund is authorized to issue 25 billion shares of a single class, par value $0.0001 per share. Each of the Total Return Fund and Balanced Fund is authorized to issue 100 million shares of a single class, par value $0.0001 per share.

                  The Articles of Incorporation of the Hennessy Funds authorize the Board of Directors to classify and reclassify any and all shares that are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

                  Shareholders of the Hennessy Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreements, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter that does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Hennessy Funds, in which event the holders of the remaining shares are unable to elect any person as a director.

                  Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a

Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

                  The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any Fund director.

                  REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

                  Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

                  COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the independent registered public accounting firm to the Funds.

                                   Prospectus



                                  March 4, 2005





                   Hennessy Cornerstone Growth Fund, Series II

    The Hennessy Cornerstone Growth Fund, Series II seeks long-term growth of capital. This Fund invests in 50 growth-oriented stocks selected by the Cornerstone Growth Strategy.(R) This Fund uses the same investment formula as the Hennessy Cornerstone Growth Fund, but rebalances its portfolio at a different time of the year.



--------------------------------------------------------------------------------


        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund or determined if this Prospectus is accurate or complete.
            Any representation to the contrary is a criminal offense.






                                TABLE OF CONTENTS

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Summary Information...........................................................1
Fund Description and Performance..............................................2
Fees and Expenses.............................................................5
Additional Investment Information.............................................6
Additional Performance Information............................................6
Management of the Fund........................................................8
Shareholder Information.......................................................9
Dividends, Distributions and Taxes ..........................................16
Financial Highlights.........................................................16

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  An investment in the Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

                                  INTRODUCTION

        This prospectus contains important information about the Hennessy Funds that you should know before you invest. The Hennessy Funds provide investment choices to satisfy a range of objectives and risk tolerance levels. The Hennessy Funds are no-load.

        Each of the Hennessy Funds utilizes a time-tested stock selection strategy, incorporating sound, proven criteria, such as price-to-sales ratio, dividend yield and stock price appreciation. We manage our Funds with the discipline and consistency of an index fund, never straying from our proven formulas. The result is that emotions, hunches and fads play no part in our investment decisions. In short, we do not try to outsmart or time the market because we believe it doesn't work.

        Our goal is to provide products that investors can have confidence in, knowing their money is invested as promised and managed in their best interest. The Hennessy Funds' strategies and performance are fully disclosed. We feel it is critical for our clients to understand the strategies, risks and costs of investing, as well as the rewards. With Hennessy, there are never surprises with our investment strategies.

                               SUMMARY INFORMATION

        The table below lists the investment objectives, certain investment characteristics and principal risks of the Hennessy Cornerstone Growth Fund, Series II (the "Fund"). Other important characteristics are described in the Fund summary, beginning on page 2.


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        Investment Objective                Main Investments                       Risks

o   Long-term growth of capital   o   Common stocks                   o   Market risk

                                  o   Foreign securities              o   Formula investing risk

                                  o   American Depository Receipts    o   Small and medium sized
                                                                          companies risk

                                                                      o   Foreign securities risk

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                   HENNESSY CORNERSTONE GROWTH FUND, SERIES II


FUND OBJECTIVE

        The objective of the Fund is long-term growth of capital.


INVESTMENT STRATEGY

        The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R) (the "Strategy"). The Strategy has historically selected small-cap companies. From a universe of stocks with market capitalization exceeding $134 million, the Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

     (1)  Price-to-sales ratio below 1.51

          This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

     (2)  Annual earnings that are higher than the previous year

          While sales may be the best indicator of a company's value, the Strategy considers improvement in long-term earnings beneficial as an indicator of a company's financial strength.

     (3) Positive stock price appreciation, or relative strength, over the past three and six-month periods

          Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

        Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization exceeding $134 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.2


--------
1 Price-to-sales ratio is a tool for calculating a stock's valuation relative to other companies. It is calculated by dividing a stock's current price by the company's most recent 12 months of sales.

2 Although S&P Compustat obtains information for inclusion in or for use in the Compustat(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Fund, or any other persons or entity from the use of the Compustat(R) Database.
      S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Fund.

        When the Fund begins operations, it will purchase 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio will be initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Annually the universe of stocks will be re-screened using the Strategy. Stocks meeting the Strategy's criteria not currently in the portfolio will be purchased, and stocks that no longer meet the criteria will be sold. Holdings of all stocks in the Fund that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund will be different than the re-screening and rebalance period of the Cornerstone Growth Fund in an effort to create as different a portfolio of stocks as possible.

        Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects that stocks held in the Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

        Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy.

        Foreign Securities. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."


PRINCIPAL RISKS

        As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

        Market Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

        Formula Investing Risk: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

        Small and Medium Sized Companies Risk: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

        Foreign Securities Risk: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.


PERFORMANCE

        The Fund has no operating history. Performance information for this Fund will be included in future prospectuses after it has completed one year of operations under the Manager.

                                FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases......................... None
Maximum deferred sales charge (load)..................................... None
Maximum sales charge (load) imposed on reinvested dividends
  and distributions...................................................... None
Redemption fee (as a percentage of amount redeemed) - three months (1)...1.50%
Exchange fee (as a percentage of amount exchanged) - three months(1).....1.50%


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees..........................................................0.74%
Distribution and Service (12b-1) Fees.................................... None
Other Expenses...........................................................0.51%
  Shareholder Servicing Fees.............................................0.10%
  All remaining Other Expenses...........................................0.41%
Total Gross Expenses.....................................................1.25%
Less Expense Waiver/Reimbursement........................................0.00%
Total Annual Fund Operating Expenses.....................................1.25%
___________


(1) If you exchange or redeem shares you have owned for less than three months, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The Transfer Agent charges a fee of $15.00 for each wire redemption and $5.00 for each telephone exchange.



EXAMPLE

        This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those
periods.   The  Example  also  assumes  that  you  reinvest  all  dividends  and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

--------------------------------------------------------------------------

  One Year         Three Years         Five Years           Ten Years

    $127               $397               $686               $1,511
--------------------------------------------------------------------------

                        ADDITIONAL INVESTMENT INFORMATION

        In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. The Fund will not take a temporary defensive position. The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.



                       ADDITIONAL PERFORMANCE INFORMATION

Historical Performance of the Cornerstone Growth Strategy(R)

        The following charts compare the total return of the Cornerstone Growth Strategy(R) with the returns of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). For the Fund, the performance is that of a hypothetical portfolio managed in accordance with the dictates of the Cornerstone Growth Strategy(R) for the historical periods indicated.

        The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by Hennessy Advisors, Inc. or from statistical services, reports or other sources which the Manager believes are reliable.

        Actual performance of the Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancing due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Fund, Hennessy Advisors, Inc. may make limited modifications to the Strategy as necessary to comply with federal tax laws; the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolio would have been lower if the fees, commission costs and expenses had been deducted.

        For the hypothetical portfolio, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, Hennessy Advisors, Inc. can presently foresee no circumstance that would cause deviation from the Strategy in managing the Fund. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

                    HENNESSY CORNERSTONE GROWTH FUND STRATEGY





                      1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000    2001    2002   2003   2004
Cornerstone           -3.45% 71.27% 21.14% 33.81% -3.96% 46.66% 21.06% 34.63%  6.11% 28.26% 14.51%   4.43% -14.99% 88.84% 18.36%
 Growth Strategy
S&P 500 Index         -3.17% 30.55%  7.67%  9.99%  1.31% 37.43% 23.07% 33.36% 28.58% 21.04% -9.11% -11.83% -22.10% 28.63% 10.88%




[GRAPHICS OMITTED]

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

        Hennessy Advisors, Inc. is the investment manager of the Fund. The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945. The Manager has been providing investment advisory services since 1989. The Manager is also the investment manager for the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of Hennessy Mutual Funds, Inc., and the Hennessy Balanced Fund and Hennessy Total Return Fund, series of Hennessy Funds, Inc. The Manager furnishes the Fund with office space and certain administrative services and provides most personnel needed by the Fund. For its services, the Fund will pay an annual management fee, paid monthly, to the Manager equal to 0.74% of its average daily net assets.

        Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of the Fund and for developing and executing the Fund's investment program. Mr. Hennessy is committed to the formula-based investing programs utilized by the Fund. Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.


SHAREHOLDER SERVICING AGREEMENT

        The Fund has entered into a Shareholder Servicing Agreement with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Fund consisting of:

     o maintaining an "800" number that current shareholders may call to ask questions about the Fund or their accounts with the Fund;

     o    assisting shareholders in processing exchange and redemption requests;

     o    assisting   shareholders  in  changing   dividend   options,   account
          designations and addresses;

     o    responding generally to questions of shareholders; and

     o    providing such other similar services as the Fund may request.

        For such services, the Fund will pay an annual service fee to the Manager equal to 0.10% of its average daily net assets.

                             SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

        The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value ("NAV"). This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The NAV of the Fund's shares is normally determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 P.M., Eastern time/1:00 P.M., Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). The Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost.

        If market quotations are not available, the Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities is halted during the day and not resumed prior to the close of trading on the NYSE.

        The Fund will process purchase and redemption orders received by the Fund's transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Fund's corporate address, instead of to its Transfer Agent, the Fund will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.


ACCOUNT MINIMUM INVESTMENTS

        The minimum initial investment in the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is a $100 subsequent investment requirement for the Fund. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for the Fund. The Fund may waive the minimum investment requirements from time to time.


MARKET TIMING POLICY

        Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Fund by:

     o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.


     o Imposing a 1.50% redemption fee on redemptions and exchanges that occur within three months of the share purchase.

        The redemption fee applies to all investors except shares held in 401(k), 403(b), 457, Keough, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. Except for shares held by the aforementioned retirement plans, the redemption fee applies to shares held in omnibus accounts at intermediaries, such as broker-dealers and third party administrators. The Fund relies on these intermediaries to determine when a redemption occurs within three months of purchase. The right to reject a purchase order applies to any order, including an order placed from an omnibus account. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.



HOW TO PURCHASE SHARES

        You may purchase shares of the Fund by check or wire. The Fund will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

        The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares. Shares of the Fund have not been registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

        In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.


How do I purchase shares by check?

        If you are making an initial investment in the Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "Hennessy Funds," to:

   For regular mail delivery:               For overnight delivery:
   Hennessy Funds                           Hennessy Funds
   c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
   P. O. Box 701                            615 East Michigan Street, 3rd Floor
   Milwaukee, WI 53201-0701                 Milwaukee, WI 53202-5207

        Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

        The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by the Fund, for any payment, check or electronic funds transfer returned to the Transfer Agent for insufficient funds.

How do I purchase shares by wire?

        A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to the addresses listed above prior to wiring funds. If you are making an initial investment in the Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00
P.M Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

        All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.

        To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:


              Hennessy Mutual Funds, Inc.
              c/o U.S. Bank, N.A.
              777 E. Wisconsin Ave.
              Milwaukee, WI  53202
              ABA# 075000022
              Credit: U.S. Bancorp Fund Services LLC
              Account Number: 112-952-137
              Further Credit: Hennessy Cornerstone Growth Fund,
              Series II, shareholder name and account number


Can I purchase shares through broker-dealers?

        You may buy, sell and exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

        You may also buy, sell and exchange shares of the Fund through other outside broker-dealers that have not made arrangements with the Fund to sell their shares. To place a telephone order, or to inquire about an agreement, broker-dealers should call the Fund at 1-800-966-4354 or 1-415-899-1555.

AUTOMATIC INVESTMENT PLAN

        For your convenience, the Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in the Fund, you may authorize the Fund to withdraw any amount over $100.

        If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.


RETIREMENT PLANS

        You may invest in the Fund under the following prototype retirement plans:

     o    Coverdell Education Savings Account;

     o    Traditional IRA;

     o    Roth IRA;

     o    SEP-IRA for sole proprietors, partnerships and corporations; or

     o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

        The Fund recommends that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The current annual fee for an IRA is $15 and is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.


HOW TO SELL SHARES

        You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

How do I sell shares by mail?

        You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Fund shares or the dollar value of Fund shares to be redeemed;
(iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vi) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemption proceeds are to be sent by mail or wire. The letter should be signed by all shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

When are signature guarantees required?

        To protect the Fund and its shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

        The Fund will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions apply: (i) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. In addition, the Fund may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.

How do I sell shares by telephone?

        If you completed the "Shareholder Privileges" section of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

        When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

        Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

        You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Check?" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the Fund account, the account number and the name of the Fund.

        You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

When will I receive my redemption proceeds?

        Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

        If you made your redemption request by telephone, the proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Account Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires.

        The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

When will I pay a redemption fee?


        The Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than three months. This fee will be paid to the Fund to help offset transactions costs. In determining the 90 day holding period, the Fund will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than three months, the fee will be assessed. This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts.


Can my account be involuntarily redeemed?

        The Fund may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.


HOW TO EXCHANGE SHARES

        You may exchange shares of any Hennessy Fund for shares of any other Hennessy Fund any day the Fund and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day. Please keep in mind each Fund's minimum investment of $2,500 when determining the number of shares you want to exchange.

        You may also exchange shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with Hennessy Mutual Funds, Inc., Hennessy Funds, Inc. or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Manager of an investment in the First American Prime Obligations
Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.

        The Fund reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Fund reserves the right to reject any exchange order. The Fund may modify or terminate the exchange privilege upon written notice to shareholders. The Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. Exchanges of Fund shares purchased and held for less than three months will be assessed a 1.50% fee (see "When Will I Pay a Redemption Fee" in the "How To Sell Shares" section above for more details). You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

How do I exchange shares by mail?

        You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

How do I exchange shares by telephone?

        If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How Do I Sell Shares by Telephone?". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.


SYSTEMATIC CASH WITHDRAWAL PROGRAM

        As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.

        A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOUSEHOLDING

        To help keep the Fund's costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.

        You have three distribution options:

     o Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o Cash Dividend Option - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

     o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

        If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current NAV, and to reinvest all subsequent distributions.

        You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124.

        Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

        If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


                              FINANCIAL HIGHLIGHTS

        The Fund has no operating history.

Fund
Hennessy Cornerstone Growth Fund, Series II
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945

Investment Manager
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945
(800) 966-4354

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701 Milwaukee, Wisconsin 53201-0701
(800) 261-6950

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Directors
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

Independent Registered Public Accounting Firm
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

                                 PRIVACY POLICY


        We collect the following non-public personal information about you:

     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

        We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

        In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.












                             Not part of prospectus


-----------------------------------------------------------------------------------------------------------------------
      To  learn  more  about  the  Fund,  you may want to read the
  Fund's  Statement  of  Additional  Information  (or "SAI") which                          The Hennessy
  contains  additional  information  about the Fund.  The Fund has                       Mutual Funds, Inc.
  incorporated  by  reference  the SAI into the  Prospectus.  This
  means that you should  consider  the  contents  of the SAI to be                        _______________
  part of the Prospectus.
      The SAI is available to shareholders and prospective investors,
  without charge, upon request, simply by   calling 1-800-966-4354
  or 1-415-899-1555.                                                                    P R O S P E C T U S
      Prospective  investors and  shareholders  who have questions
  about the Fund may also  call the  above  number or write to the                         March 4, 2005
  following address:
           The Hennessy Mutual Funds, Inc.
           The Courtyard Square
           750 Grant Avenue
           Suite 100                                                                Hennessy Cornerstone Growth
           Novato, CA 94945                                                               Fund, Series II
      The  general  public can review and copy  information  about
  the Fund  (including  the SAI) at the  Securities  and  Exchange                       Fund Symbol: ____
  Commission's  Public Reference Room in Washington,  D.C. (Please
  call  1-202-942-8090  for  information  on the operations of the
  Public Reference Room.) Reports and other  information about the
  Fund is also  available on the EDGAR  Database on the Securities and Exchange  Commission's  Internet site at  http://www.sec.gov and copies of this information may be obtained,  upon payment of a  duplicating  fee,  by  electronic  request  at the  following
  e-mail address: publicinfo@sec.gov or by writing to:                            The Hennessy Mutual Funds, Inc.
           Public Reference Section                                                     The Courtyard Square
           Securities and Exchange Commission                                       750 Grant Avenue, Suite 100
           Washington, D.C. 20549-0102                                                Novato, California 94945
         Please refer to the  Hennessy  Mutual  Funds'  Investment                        1 (415) 899-1555
  Company Act File No. 811-07695,  when seeking  information about                        1 (800) 966-4354
  the Fund from the Securities and Exchange Commission.                                www.hennessyfunds.com



             Investment Company Act File No. 811-07695
-----------------------------------------------------------------------------------------------------------------------


THE HENNESSY MUTUAL FUNDS, INC.         Hennessy Cornerstone Growth Fund,
The Courtyard Square                    Series II (the "Fund")
750 Grant Avenue, Suite 100
Novato, California  94945
Telephone:      1-800-966-4354
                1-415-899-1555


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 4, 2005


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Fund ("Fund Prospectus"), dated March 4, 2005. A copy of the Fund Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above.


                                TABLE OF CONTENTS


         FUND HISTORY AND CLASSIFICATION..............................2
         INVESTMENT RESTRICTIONS......................................2
         INVESTMENT CONSIDERATIONS....................................3
         DIRECTORS AND OFFICERS.......................................7
         OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS..........12
         MANAGEMENT OF THE FUNDS.....................................12
         PORTFOLIO TRANSACTIONS......................................15
         DISCLOSURE OF PORTFOLIO HOLDINGS............................16
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............17
         VALUATION OF SHARES.........................................18
         ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES........19
         Description of Securities Ratings...........................20
         ANTI-MONEY LAUNDERING PROGRAM...............................21
         OTHER INFORMATION...........................................21

                         FUND HISTORY AND CLASSIFICATION

                  The Fund is organized as a separate investment portfolio or series of Hennessy Mutual Funds, Inc. ("HMFI"), a Maryland corporation that was incorporated on May 20, 1996. Prior to June 30, 2000, HMFI was known as "O'Shaughnessy Funds, Inc." HMFI is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"). The Fund is a diversified portfolio.

                             INVESTMENT RESTRICTIONS

                  FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of the Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund's outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

                  (1) The Fund will not make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to equal or exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit and bankers' acceptances.

                  (2) The Fund will not purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the Fund's total assets may be invested without regard to this restriction.

                  (3) The Fund will not purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that the Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

                  (4) The Fund will not purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

                  (5) The Fund will not underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), as amended, in selling portfolio securities.

                  (6) The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interested therein.

                  (7) Except as otherwise set forth below, the Fund will not make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan. The Fund may enter into repurchase agreements and may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

                  (8) The Fund will not borrow money or issue senior securities, except that the Fund may borrow an amount up to 33-1/3% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Fund.

                  OTHER  INVESTMENT   RESTRICTIONS.   The  following  investment
restrictions (or operating policies) of the Fund may be changed by the Board of Directors without shareholder approval.

                  (1) The Fund will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

                  (2) The Fund will not purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

                  (3) The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of HMFI or an officer, director or other affiliated person of the Manager (as defined in "MANAGEMENT OF THE FUNDS," below).

                  (4) The Fund will not make investments for the purpose of exercising control or management of any company.

                  (5) The Fund will not make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

                  (6) The Fund will not write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

                            INVESTMENT CONSIDERATIONS

                  The  Fund  Prospectus   describes  the  principal   investment
strategies and risks of the Fund. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Fund.

                  SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectus, the Fund may invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the investment policies of the Fund, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

                  Many of the foreign securities held in the form of ADRs by the Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

                  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

                  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

                  Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

                  Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Fund, however, could affect adversely the marketability of the Fund's securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

                  The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Fund and reports periodically on such decisions to the Board of Directors.

                  REPURCHASE AGREEMENTS. The Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

                  At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and
(3) expenses of enforcing its rights.

                  LENDING OF FUND SECURITIES. In accordance with applicable law, the Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

                  CASH AND SHORT-TERM SECURITIES. The Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund's investment strategy, or to pay expenses or meet redemption requests. The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

                  Short-term securities in which the Fund may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  With respect to money market mutual funds, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

                  The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of the Fund's total assets at any time.

                  BORROWING. The Fund may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The Fund may borrow for such purposes in an amount up to 33% of its total assets. The borrowing policy is a fundamental policy of the Fund, which cannot be changed without shareholder approval as described in "INVESTMENT RESTRICTIONS" above.

                             DIRECTORS AND OFFICERS

                  As a Maryland corporation, the business and affairs of HMFI are managed by its Officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors and Officers of HMFI are as follows:



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

"Disinterested Persons"

J. Dennis DeSousa            Director           Indefinite, until  Currently a real estate investor;       5                None.
Age:  68                                        successor elected  owner of North Bay Television, Inc.
Address:                                                           from 1985 through 1999.
c/o Hennessy Advisors, Inc.                     8 years
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, CA  94945

Robert T. Doyle              Director           Indefinite, until  Currently the Sheriff of Marin          5                None.
Age:  57                                        successor elected  County, California (since 1996) and
Address:                                                           has been employed in the Marin
c/o Hennessy Advisors, Inc.                     8 years            County Sheriff's Office in various
The Courtyard Square                                               capacities since1969.
750 Grant Avenue, Suite 100
Novato, CA  94945

Gerald P. Richardson         Director           Indefinite, until  Chief Executive Officer and owner       5                None.
Age:  58                                        successor elected  of ORBIS Payment Services since
Address:                                                           January 2001; in 2000, Mr.
c/o Hennessy Advisors, Inc.                     Newly elected      Richardson was an independent
The Courtyard Square                                               consultant; from January 1981
750 Grant Avenue, Suite 100                                        through December 1999, Mr.
Novato, CA  94945                                                  Richardson was aprincipal in the
                                                                   Fixed Income Department of Morgan
                                                                   Stanley, Inc.


______________

(1) The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund and two series of Hennessy Funds, Inc., the Hennessy Total Return Fund and Hennessy Balanced Fund are the only funds in the fund complex.



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy(2)          Director and       Director:          President and Portfolio Manager         5             Director of
Age:  48                     President          Indefinite, until  of Hennessy Advisors, Inc., the                       Hennessy
Address:                                        successor elected  Funds' investment adviser, since                      Advisors,
c/o Hennessy Advisors, Inc.                                        1989; President of the Hennessy                       Inc.
The Courtyard Square                            8 years            Funds since 1996.
750 Grant Avenue, Suite 100
Novato, CA  94945                               Officer:
                                                1 year term

                                                7 years

Frank Ingarra, Jr. (2)       Assistant          1 year term        Assistant Portfolio Manager for         N/A              None.
Age:  33                     Portfolio                             Hennessy Advisors, Inc., the Funds'
Address:                     Manager and        2 years            investment adviser, from March 2002
c/o Hennessy Advisors, Inc.  Vice President                        to the present; from August 2000
The Courtyard Square                                               through March 2002, Mr. Ingarra was
750 Grant Avenue, Suite 100                                        the Head Trader for Hennessy Advisors,
Novato, CA  94945                                                  Inc.; from August 2002 to the present,
                                                                   Mr. Ingarra has been a Vice President
                                                                   of the Hennessy Funds; from July 1999
                                                                   through August 2000, Mr. Ingarra was
                                                                   the Vice President and lead trader
                                                                   for O'Shaughnessy Capital Management;
                                                                   and from May 1998 through July 1999,
                                                                   Mr. Ingarra was an Assistant Vice
                                                                   President and Equity Trader for
                                                                   O'Shaughnessy Capital Management.

Harry F. Thomas(2)           Chief Compliance   1 year term        Chief Compliance Officer for Hennessy   N/A             None.
Age:  58                     Officer                               Advisors, Inc., the Funds' investment
Address:                                        Newly appointed    adviser, since 2004; retired business
c/o Hennessy Advisors, Inc.                                        executive from 2001 through 2004;
The Courtyard Square                                               director of the Funds from 2000 to May
750 Grant Avenue, Suite 100                                        2004; Managing Director of Emplifi,
Novato, CA  94945                                                  Inc., a consulting firm, from 1999
                                                                   through 2001; and Vice President and
                                                                   Manager of Employee Benefit Trust
                                                                   Operation of Wells Fargo Bank from 1997
                                                                   through 1999.


______________

(1) The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund and two series of Hennessy Funds, Inc., the Hennessy Total Return Fund and Hennessy Balanced Fund are the only funds in the fund complex.
(2) All Officers of HMFI and employees of the Manager are interested persons (as defined in the 1940 Act) of HMFI



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

"Interested Persons" (as defined in the 1940 Act)

Ana Miner(2)                 Vice President     1 year term        Has been employed by Hennessy           N/A              None.
Age:  46                     of Operations                         Advisors, Inc., the Funds'
Address:                                        6 years            investment adviser, since 1998;
c/o Hennessy Advisors, Inc.                                        from 1990 through 1998, Ms. Miner
The Courtyard Square                                               was employed as an institutional
750 Grant Avenue, Suite 100                                        sales assistant by Merrill Lynch
Novato, CA  94945                                                  Capital Markets.

Teresa M. Nilsen(2)          Executive Vice     1 year term        Currently Executive Vice President,     N/A           Director of
Age:  38                     President and                         Chief Financial Officer and                           Hennessy
Address:                     Treasurer          8 years            Secretary of Hennessy Advisors, Inc.,                 Advisors,
c/o Hennessy Advisors, Inc.                                        the Funds' investment adviser; Ms.                      Inc.
The Courtyard Square                                               Nilsen has been the corporate
750 Grant Avenue, Suite 100                                        secretary and a financial officer of
Novato, CA  94945                                                  Hennessy Advisors, Inc. since 1989;
                                                                   Ms. Nilsen has been an officer of the
                                                                   Hennessy Funds since 1996,currently she
                                                                   is Executive Vice President and
                                                                   Treasurer.


Daniel B. Steadman(2)        Executive Vice     1 year term        Executive Vice President of Hennessy    N/A           Director of
Age:  48                     President and                         Advisors, Inc., the Funds' investment                 Hennessy
Address:                     Secretary          5 years            adviser, from 2000 to the present;                    Advisors,
c/o Hennessy Advisors, Inc.                                        Vice President of Westamerica Bank                      Inc.
The Courtyard Square                                               from 1995 through 2000; Mr. Steadman
750 Grant Avenue, Suite 100                                        has been Executive Vice President and
Novato, CA  94945                                                  Secretary of the Hennessy Funds since
                                                                   2000.




_______________

(1) The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund and two series of Hennessy Funds, Inc., the Hennessy Total Return Fund and Hennessy Balanced Fund are the only funds in the fund complex.
(2) All Officers of HMFI and employees of the Manager are interested persons (as defined in the 1940 Act) of HMFI.



                                                                                                      Number of
                                                                                                      Portfolios in
                                                Term of Office                                        the Fund Complex    Other
                             Position(s) Held   and Length of      Principal Occupation(s)            Overseen by      Directorships
                             with the Funds     Time Served        During Past 5 Years                Director(1)      by Director
                             --------------     -----------        -------------------                -----------      -----------

Tania A. Kelley(2)           Vice President     1 year term        Has been employed by Hennessy           N/A              None.
Age: 39                      of Marketing                          Advisors, Inc., the Funds'
Address:                                        2 years            investment adviser, since October
c/o Hennessy Advisors, Inc.                                        2003; Director of Sales and
The Courtyard Square                                               Marketing for Comcast from 2002
750 Grant Avenue, Suite 100                                        through 2003; from 1999 to 2002, Ms.
Novato, CA  94945                                                  Kelley was Director of Sales and
                                                                   Marketing for AT&T.

Brian Peery(2)               Vice President     1 year term        Has been employed by Hennessy           N/A              None.
Age: 35                      of Sales                              Advisors, Inc., the Funds'
Address:                                        3 years            investment adviser, since June
c/o Hennessy Advisors, Inc.                                        2002; Vice President of Institutional
The Courtyard Square                                               Sales and Senior Analyst with Brad
750 Grant Avenue, Suite 100                                        Peery Inc. from June 2000 to June
Novato, CA  94945                                                  2002; from 1996 to 2002, Mr. Peery
                                                                   worked for Haywood Securities where
                                                                   has was a Vice President.





_______________

(1) The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund and two series of Hennessy Funds, Inc., the Hennessy Total Return Fund and Hennessy Balanced Fund are the only funds in the fund complex.
(2) All Officers of HMFI and employees of the Manager are interested persons (as defined in the 1940 Act) of HMFI.

                  Pursuant to the terms of a Management Agreement (as defined below) with HMFI, the Manager, on behalf of the Fund, pays the compensation of all Officers and Directors who are affiliated persons of the Manager.

                  HMFI pays Directors who are not interested persons of HMFI (each, a "Disinterested Director") fees for serving as Directors. Specifically, HMFI pays each Disinterested Director a $2,250 fee for each meeting of the Board of Directors attended. The Fund has not yet commenced operations and thus has not incurred any Director fees.

                  The table below sets forth the compensation paid by HMFI to each of the current Directors of HMFI for services as directors during the period from October 1, 2004 through October 31, 2004 and for the fiscal year ended September 30, 2004:

                               COMPENSATION TABLE




                                                                Pension or                               Total
                                                                Retirement          Estimated         Compensation
                                          Aggregate          Benefits Accrued        Annual          from HMFI and
               Name                      Compensation           As Part of        Benefits Upon     Fund Complex (1)
             of Person                    from HMFI           Fund Expenses        Retirement      Paid to Directors

"Disinterested Persons"

J. Dennis DeSousa                          $  2,250                  $0               $0                $  3,250
   Period ended Oct. 31, 2004               $10,050                  $0               $0                 $14,650
   Year ended Sept. 30, 2004

Robert T. Doyle                            $  2,250                  $0               $0                $  3,250
   Period ended Oct. 31, 2004               $10,050                  $0               $0                 $14,650
   Year ended Sept. 30, 2004

Harry F Thomas(2)                       $         0                  $0               $0              $        0
   Period ended Oct. 31, 2004              $  3,300                  $0               $0                 $ 4,900
   Year ended Sept. 30, 2004

Gerald P. Richardson(3)                    $  2,250                  $0               $0                $  3,250
   Period ended Oct. 31, 2004              $  6,750                  $0               $0                $  9,750
   Year ended Sept. 30, 2004

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                                 $0                  $0               $0                      $0
   Period ended Oct. 31, 2004                    $0                  $0               $0                      $0
   Year ended Sept. 30, 2004




------------------------------------

(1) The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund and two series of Hennessy Funds, Inc., the Hennessy Total Return Fund and Hennessy Balanced Fund are the only funds in the fund complex.
(2)  Harry F. Thomas  resigned as a director of HMFI as of May 2004.
(3)  Gerald P. Richardson became a director of HMFI as of May 2004.

                  Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Fund for acting as a Director or Officer.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                  None of the Directors who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

                  The Fund has not yet commenced operations.

                             MANAGEMENT OF THE FUND

                  THE MANAGER. The Manager acts as the investment manager of the Fund pursuant to a management agreement with HMFI (the "Management Agreement"). Under the Management Agreement, the Manager will be entitled to an investment advisory fee in respect of the Fund, computed daily and payable monthly, at the annual rate of 0.74% of the Fund's average daily net assets. The Manager is controlled by Neil J. Hennessy, who currently owns 40.1% of the outstanding voting securities of the Manager.

                  Pursuant to the Management Agreement, the Manager is responsible for investment management of the Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Fund with office space. In addition, the Manager is obligated to keep certain books and records of the Fund. In connection therewith, the Manager furnishes the Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodian, administrator or transfer agent.

                  Under the terms of the Management Agreement, the Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of HMFI not readily identifiable as belonging to one of the fund series of HMFI are allocated among such funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HMFI or the shares of the Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Directors; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, directors' and officers' insurance and fidelity bonds;
(viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HMFI or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing the Fund's return.

                  Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HMFI or the Fund in connection with the performance of the

Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                  The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by HMFI with respect to the Fund or by the Manager upon 60 days' prior written notice.

                  In  reapproving  the  Management   Agreement,   the  Board  of
Directors considered a number of factors, including, but not limited to, the following:

          o Services Rendered by the Manager. The Directors considered the services that the Manager would provide to the Fund, including portfolio management, monitoring, evaluation and shareholder service and providing other key Fund personnel such as officers and the Chief Compliance Officer. The Directors considered these services in comparison with the services provided by investment managers to other mutual funds with similar investment strategies.

          o Condition of the Manager. The Directors considered the quality of the Manager's personnel, operations and financial condition.

          o Prior Fund Performance. The Directors considered the historical performance of other funds under the management of the Manager and of other funds with similar investment strategies.

          o Investment Management Fees. The Directors considered the fees that other mutual funds pay to investment managers with similar investment strategies and concluded that the proposed fee was consistent with what other mutual funds pay.

          o Total Expense Ratio. The Directors considered the total expense ratios of other funds of similar size with similar investment strategies to the pro forma expense ratio of the Fund.

                  Based upon its review, the Board concluded that the Manager had the capabilities, resources and personnel necessary to manage the Fund effectively. Further, the Board concluded that based on the services the Manager would be required to render under the Management Agreement, that the compensation to be paid to the Manager was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Fund to continue the Management Agreement with the Manager.

                  The Fund has entered into a Servicing Agreement with the Manager (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Fund consisting of:

          o maintaining an "800" number that current shareholders may call to ask questions about the Fund or their account with the Fund;

          o assisting shareholders in processing exchange and redemption requests;

          o assisting shareholders in changing dividend options, account designations and addresses;

          o    responding generally to questions of shareholders; and

          o    providing such other similar services as the Fund may request.

                  For such services, the Fund will pay an annual fee to the Manager equal to 0.10% of its average daily net assets.

                  The Servicing Agreement may be terminated by either party thereto upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved with respect to the Fund at least annually by a majority of those Directors who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party.

                  THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Fund pursuant to a Fund Administration Servicing Agreement with HMFI (the "Administration Agreement"). The Administration Agreement provides that the Administrator will furnish the Fund with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings);
(ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Fund's other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Fund; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of HMFI. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by HMFI in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

                  For all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Fund an annual fee, paid monthly, equal to 0.27% of the first $500 million of the Fund's average daily net assets, 0.25% of the next $250 million of the Fund's average daily net assets, 0.23% of the next $250 million of the Fund's average daily net assets and 0.21% of the Fund's average daily net assets in excess of $1 billion. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of HMFI upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to HMFI.

                  The Fund has not yet commenced operations and thus, has not paid the Administrator any fees for administrative services.

                  ACCOUNTING SERVICES AGREEMENT. The Administrator also provides fund accounting services to the Fund pursuant to a Fund Accounting Servicing Agreement with HMFI (the "Fund Accounting Servicing Agreement"). The Administrator and its affiliates will be entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR."

                  TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Fund pursuant to a Transfer Agent Agreement with HMFI (the "Transfer Agent Agreement"). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Fund, make dividend and other distributions to shareholders of the Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Fund.

                  U.S. Bank, National Association (the "Custodian"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as custodian for the Fund pursuant to a Custodian Agreement with HMFI (the "Custodian Agreement"). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund's account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.


                  THE DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Fund pursuant to a Distribution Agreement with HMFI (the "Distribution Agreement"). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from HMFI, distribution-related services to the Fund in connection with the continuous offering of the Fund's shares. The Distributor may distribute the shares of the Fund through other broker-dealers with which it has entered into agreements.


                  CODE OF ETHICS. HMFI, the Manager and Hennessy Funds, Inc. have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by HMFI. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                  PROXY  VOTING  POLICY.   The  Fund  invests   pursuant  to  an
investment formula and as such tends not to be a long-term investor. Additionally, the Fund does not consider matters brought before the shareholders of companies in which the Fund invests to be material to the investment performance of the Fund because the Fund invests pursuant to an investment formula. Accordingly, it is the policy of the Fund not to vote proxies relating to its portfolio securities. Once the Fund commences operations, information on how the Fund voted proxies during the most recent 12-month period ended June 30 will be available on the Fund's website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.

                             PORTFOLIO TRANSACTIONS

                  Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Fund. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. If the Fund invests in securities traded in the over-the-counter markets, it may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

                  The Manager may select broker-dealers that provide it with research services and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

                  Investment decisions for the Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

                  The Fund has not yet commenced operations and thus, has not paid any portfolio brokerage commissions.

                  PORTFOLIO TURNOVER. The Fund will generally hold securities for approximately one year irrespective of investment performance. Securities held less than one year may be sold to fund redemption requests. For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust the Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for the Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "VALUATION OF SHARES" and "Additional Information about distributions and Taxes" below.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  POLICY. The Board of Directors of HMFI has adopted the following policies regarding the disclosure of the portfolio holdings of the
Fund:

                  The portfolio holdings information of the Fund shall not be released to individual investors, institutional investors, intermediaries that distribute the fund's shares, rating and ranking organizations, or affiliated persons of the fund or non-regulatory agencies except that:

                  (1) The Fund shall release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor's and Bloomberg. The release of such information shall usually be completed by U.S. Bancorp Fund Services, LLC as authorized by an Officer of HMFI.

                  (2) By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of HMFI (all third-party service providers and all part of U.S. Bancorp Fund Services, LLC) and the Manager shall have daily regular access to the portfolio holdings information of the Fund. U.S. Bancorp Fund Services, LLC shall not release the portfolio holdings information of the Fund to anyone without the written authorization of an Officer of HMFI

                  (3) For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of the Fund. The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

                  (4) HMFI shall release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of HMFI.

                  (5) An Officer of HMFI may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-adviser.

                  Under  no  circumstances   shall  HMFI,  the  Manager  or  any
Officers, Directors or employees of the Fund or the Manager receive any compensation for the disclosure of portfolio holdings information.

                  The above policies may not be modified without approval of the Board of Directors of HMFI.

                  PROCEDURE. Each year, HMFI sends a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Fund. The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  You may purchase and redeem shares of the Fund on each day that the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning. Purchases and redemptions of the shares of the Fund are effected at the Fund's net asset value per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

                  HMFI may suspend redemption privileges of shares of the Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for HMFI to dispose of securities owned by it or to determine fairly the value of its assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's securities at the time.

                  HMFI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. HMFI uses some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and
(iii) sending written confirmation of each transaction to the registered owner.

                  The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "VALUATION OF SHARES," and investors would incur brokerage commissions in disposing of such securities. If the Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES

                  The net asset value for the shares of the Fund normally will be determined on each day the NYSE is open for trading. The net assets of the Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. The Fund's net asset value per share is calculated separately.

                  The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

              ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

                  The Fund  intends to  continue  to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. If the Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. If the Fund did not qualify as a RIC, shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends paid by the Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (Note that a portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from the Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

                  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the ordinary income dividends paid by the Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

                  Redemptions and exchanges of the Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

                  Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with HMFI or who, to HMFI's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

                  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

                  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

                  A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                          ANTI-MONEY LAUNDERING PROGRAM

                  The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

                  Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

                  As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

                                OTHER INFORMATION

                  DESCRIPTION OF SHARES. The Fund is authorized to issue 25 billion shares of a single class, par value $0.0001 per share.

                  The Articles of Incorporation of HMFI authorize the Board of Directors to classify and reclassify any and all shares that are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

                  Shareholders of HMFI are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter that does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of HMFI, in which event the holders of the remaining shares are unable to elect any person as a director.

                  Each full share and fractional share of the Fund entitles the shareholder to receive a proportional interest in the Fund's capital gain distributions. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

                  The Fund is not required to hold annual meetings of shareholders and does not intend to do so except when certain matters, such as a change in the Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any Fund director.

                  REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

                  Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

                  COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Fund. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the independent registered public accounting firm to the Fund.

                                     PART C
                                OTHER INFORMATION


Item 22. Exhibits

     (a)  Articles of Incorporation

          (1)  Registrant's Articles of Incorporation as supplemented(1)

          (2)  Amendment to the Articles of Incorporation(4)

          (3)  Articles Supplementary(5)

     (b)  Registrant's Bylaws, as amended(1)

     (c)  None

     (d)  Management Agreements

          (1) Management Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated)(1)

          (2) Amendment to Management Agreement with Hennessy Advisors, Inc. with respect to the Focus 30 Fund(3)

          (3) Amendment to Management Agreement with Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II(6)

     (e)  Distribution Agreements

          (1)  Distribution  Agreement with Hennessy  Advisors,  Inc.  (formerly
               known  as   Edward  J.   Hennessy,   Incorporated)   and   Quasar
               Distributors, LLC(2)

          (2) Amendment to Distribution Agreement with Hennessy Advisors and Quasar Distributors, LLC with respect to the Focus 30 Fund(3)

          (3) Amendment to Distribution Agreement with Hennessy Advisors and Quasar Distributors, LLC with respect to the Cornerstone Growth Fund, Series II(5)

     (f)  None

     (g) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)(1)

     (h)  Other Material Contracts

          (1) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services, LLC)(1)

          (2) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)(1)

                                    Part C-1

          (3) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)(1)

          (4) Servicing Agreement between Registrant and Hennessy Advisors, Inc.(2)

          (5) Amendment to Servicing Agreement between Registrant and Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II(5)

          (6)  Power of Attorney(6)

     (i)  Opinion of Foley & Lardner, counsel for Registrant


     (j)  Consent of KPMG LLP


     (k)  None

     (l)  Subscription Agreement(1)

     (m)  None

     (n)  None

     (o)  Reserved


     (p) Code of Ethics of The Hennessy Funds, Inc., The Hennessy Mutual Funds, Inc., and Hennessy Advisors, Inc. (7)


____________________

(1) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 31, 2001 and its accession number is 0000897069-01-000057.
(2) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 30, 2003 and its accession number is 0000897069-03-000120.
(3) Previously filed as an exhibit to the Registration Statement on Form N-14 and incorporated by reference thereto. The Registration Statement on Form N-14 was filed on July 2, 2003 and its accession number is 0000894189-03-000927.
(4) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on July 22, 2003 and its accession number is 0000894189-03-000994.
(5) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 14 was filed on November 17, 2003 and its accession number is 0000897069-03-001443.
(6) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto.
       Post-Effective Amendment No. 16 was filed on December 3, 2004 and its accession number is 0000897069-04-002090.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement and incorporated by reference thereto.
       Post-Effective Amendment No. 9 was filed on January 2, 2005 and its accession number is 0001145443-04-002188.



Item 23. Persons Controlled by or under Common Control with Registrant

               Registrant neither controls any person nor is under common control with any other person.


                                    Part C-2

Item 24. Indemnification

               Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                    Article V

                                 INDEMNIFICATION

               Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               Each officer and director of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking;
(b) the  Corporation is insured against losses arising by reason of the advance;
(c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

               The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               The  Corporation   may  indemnify,   make  advances  or  purchase
insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of the Corporation.


                                    Part C-3

               Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 25. Business and Other Connections of Investment Adviser

               Incorporated   by  reference  to  the   Statement  of  Additional
Information pursuant to Rule 411 under the Securities Act of 1933.


Item 26. Principal Underwriters

     (a) To the best of the Registrant's knowledge, Quasar Distributors, LLC, the Registrant's principal underwriter, also acts as a principal underwriter for the following other investment companies:


          Investment Company                               Investment Company
          ------------------                               ------------------

          Advisor Series Trust                             The Hennessy Mutual Funds, Inc.

          AHA Investment Funds                             Jacob Internet Fund

          Alpha Analytics Investment Trust                 The Jensen Portfolio, Inc.

          Alpine Equity Trust                              Kenwood Funds

          Alpine Series Trust                              Kit Cole Investment Trust

          Alternative Investment Advisors                  Light Revolution Fund, Inc.

          Blue & White Fund                                The Lindner Funds

          Brandes Investment Trust                         LKCM Funds

          Brandywine Advisors Fund, Inc.                   Matrix Asset Advisor Value Fund, Inc.

          Brazos Mutual Funds                              Monetta Fund, Inc.

          Buffalo Funds                                    Monetta Trust

          CCM Advisors Funds                               MP63 Fund

          CCMA Select Investment Trust                     MUTUALS.com

          Country Mutual Funds Trust                       NorCap Funds

          Cullen Funds Trust                               Optimum Q Funds


                                    Part C-4


          Investment Company                               Investment Company
          ------------------                               ------------------

          Dow Jones Islamic Index                          Permanent Portfolio

          Everest Funds                                    PIC Investment Trust Fund

          FFTW Funds, Inc.                                 SEIX Funds, Inc.

          First American Funds, Inc.                       Professionally Managed Portfolios

          First American Insurance Portfolios, Inc.        Prudent Bear Mutual Funds

          First American Investment Funds, Inc.            Purisima Funds Trust

          First American Strategy Funds, Inc.              Rainier Funds

          Fort Pitt Capital Funds                          TIFF Investment Program, Inc.

          Gintel Fund                                      Thompson Plumb Funds, Inc.

          Glenmede Fund, Inc.                              TI International U.S.A. Master Trust

          Guinness Atkinson Funds                          Wexford Trust

          Harding, Loevner Funds, Inc.                     Zodiac Trust

          The Hennessy Funds, Inc.


     (b) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:


          Name and Principal         Position and Offices with      Positions and Offices
          Business Address(1)        Quasar Distributors, LLC       with Registrant
          -------------------        ------------------------       ---------------
          James R. Schoenike         President; Board Member        None

          Donna J. Berth             Treasurer                      None

          Michael Zielinski          Secretary                      None

          Joe Redwine                Board Member                   None

          Bob Kern                   Board Member                   None

          Eric W. Falkeis            Board Member                   None

          --------------------------------------
          (1) The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin 53202.


                                    Part C-5

     (c) The total commissions and other compensation received by Quasar Distributors, LLC, directly or indirectly, from the Funds during the period ended October 31, 2004 and the fiscal year ended September 30, 2004 is as follows:




                                               Net Underwriting       Compensation
       Principal                                Discounts and         on Redemption        Brokerage            Other
       Underwriter                               Commissions         and Repurchases      Commissions      Compensation(1)
       -----------                               -----------         ---------------      -----------      ---------------

       Quasar Distributors, LLC
         Period ended October 31, 2004              N/A                     N/A               N/A              $ 9,273
         Year ended September 30, 2004              N/A                     N/A               N/A             $106,067



       -------------------------------------
       (1) The Funds paid Quasar Distributors, LLC such "Other Compensation" for its provision, on a best efforts basis, of distribution-related services to each Fund in connection with the continuous offering of each Fund's shares.


Item 27. Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


Item 28. Management Services

               All   management-related   service   contracts  entered  into  by
Registrant are discussed in Parts A and B of this Registration Statement.


Item 29. Undertakings

               Registrant   undertakes   to  provide   its   Annual   Report  to
Shareholders, upon request, without charge to each person to whom a prospectus is delivered.


                                    Part C-6

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 4th day of March, 2005.


                                       HENNESSY MUTUAL FUNDS, INC.
                                       (Registrant)


                                       By: /s/ Neil J. Hennessy
                                           -------------------------------------
                                           Neil J. Hennessy, President

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.




       Name                               Title                                 Date



/S/ Neil J. Hennessy
---------------------------   President (Principal Executive                March 4, 2005
Neil J. Hennessy              Officer) and a Director


---------------------------   Director                                      March 4, 2005
Robert T. Doyle*


---------------------------   Director                                      March 4, 2005
J. Dennis DeSousa*


---------------------------   Director                                      March 4, 2005
Gerald P. Richardson*

/s/ Teresa M. Nilsen
---------------------------   Executive Vice President and Treasurer        March 4, 2005
Teresa M. Nilsen              (Principal Financial and Accounting
                              Officer)

                              *By:  /s/ Neil J. Hennessy
                                    --------------------------------------------
                                    Neil J. Hennessy
                                    Attorney-in-fact pursuant to the Power of
                                    Attorney filed as an exhibit to Post-
                                    Effective Amendment No. 16 to the
                                    Registration Statement on December 3, 2004

                                  EXHIBIT INDEX

Exhibit No.                 Exhibit
-----------                 -------

     (a)  Articles of Incorporation

          (1)  Registrant's Articles of Incorporation as supplemented*

          (2)  Amendment to the Articles of Incorporation*

          (3)  Articles Supplementary*

     (b)  Registrant's Bylaws, as amended*

     (c)  None

     (d)  Management Agreements

          (1) Management Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated)*

          (2) Amendment to Management Agreement with Hennessy Advisors, Inc. with respect to the Focus 30 Fund*

          (3) Amendment to Management Agreement with Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II*

     (e)  Distribution Agreements

          (1)  Distribution  Agreement with Hennessy  Advisors,  Inc.  (formerly
               known  as   Edward  J.   Hennessy,   Incorporated)   and   Quasar
               Distributors, LLC*

          (2) Amendment to Distribution Agreement with Hennessy Advisors and Quasar Distributors, LLC with respect to the Focus 30 Fund*

          (3) Amendment to Distribution Agreement with Hennessy Advisors and Quasar Distributors, LLC with respect to the Cornerstone Growth Fund, Series II*

     (f)  None

     (g) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)*

     (h)  Other Material Contracts

          (1) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services, LLC*

          (2) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)*

                                   Exhibit-1

          (3) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)*

          (4)  Servicing  Agreement  between  Registrant and Hennessy  Advisors,
               Inc.*

          (5) Amendment to Servicing Agreement between Registrant and Hennessy Advisors, Inc. with respect to the Cornerstone Growth Fund, Series II*

          (6)  Power of Attorney*

     (i)  Opinion of Foley & Lardner, counsel for Registrant


     (j)  Consent of KPMG LLP


     (k)  None

     (l)  Subscription Agreement*

     (m)  None

     (n)  None

     (o)  Reserved


     (p) Code of Ethics of The Hennessy Funds, Inc., The Hennessy Mutual Funds, Inc., and Hennessy Advisors, Inc.*


____________________

*   Incorporated by reference.







                                   Exhibit-2